THE SECURITIES TO WHICH THIS AGREEMENT AND PLAN OF MERGER RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is made effective as of the 27th of March, 2008

AMONG:

ANGSTROM TECHNOLOGIES CORP., a publicly held Nevada corporation

(“ATC”)

AND:

ANGSTROM MICROSYSTEMS, INC., a privately held, Delaware corporation

(“AMI”)

AND:

ANGSTROM ACQUISITION CORP., a privately held, Delaware corporation

(“ATC Sub”)

WHEREAS:

A.

ATC Sub is a wholly-owned subsidiary of ATC;

B.

The board of directors of each of ATC and AMI deem it advisable and in the best interests of their respective companies and shareholders that AMI be merged (the “Merger”) with and into ATC Sub, with AMI remaining as the surviving corporation under the name "Angstrom Microsystems, Inc.";

C.   For federal income tax purposes, ATC, ATC Sub and AMI intend that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement shall be, and hereby is, adopted as a plan of reorganization for purposes of Section 368(a) of the Code; and

D.

 The boards of directors of each of ATC, ATC Sub and AMI have approved this Agreement and Plan of Merger (the “Agreement”) and the transactions contemplated hereby; and

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.

DEFINITIONS

1.1

Definitions. The following terms have the following meanings, unless the context indicates otherwise:

(a)

“Agreement” means this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

(b)

“AMI” has the meaning ascribed to it in the preamble to this Agreement;

(c)

“AMI Common Stock” has the meaning ascribed to such term in Section  3.3 hereof;

(d)

“AMI Financial Statements” means the financial statements of AMI included in Schedule 10 hereto and forming part of this Agreement;

(e)

“AMI Preferred Stock” has the meaning ascribed to such term in Section 3.3 hereof;

(f)

“AMI Shares” means the 5,003,013 shares of AMI Common Stock and 1,295,001 shares of AMI Preferred Stock held by the Shareholders, being all of the issued and outstanding securities of AMI beneficially held, either directly or indirectly, by the Shareholders;

(g)

“Applicable Securities Legislation” means all applicable securities legislation in all jurisdictions relevant to the issuance of the ATC Shares;

(h)

“ATC” has the meaning ascribed to it in the preamble to this Agreement;

(i)

“ATC Common Stock” has the meaning ascribed to it in Section 3.3 hereto;

(j)

“ATC Shares” means up to 6,927,816 fully paid and non-assessable shares of the common stock of ATC to be issued to the Shareholders on the Closing Date;

(k)

“ATC Warrants” has the meaning ascribed to it in Section 4.4 hereto;

(l)

“ATC Stock Options” means the 667,700 incentive stock options to be granted by ATC to the optionees listed in Schedule 1 hereto pursuant to the 2008 Incentive Stock Option Plan;

(m)

“Closing” means  the completion of the Transaction, in accordance with Section 6 hereof, at which time the Closing Documents will be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

(n)

“Closing Date” means March 31, 2008, or a date mutually agreed upon by the parties hereto;

(o)

“Closing Documents” means the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

(p)

“Code” has the meaning ascribed to such term in Recital C hereto;

(q)

“Jain” means Lalit Jain;

(r)

“Loss” means  any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by any person or entity including damages for lost profits or lost business opportunities;

(s)

“Merger” has the meaning ascribed to such term in Recital B hereto;

(t)

“Merger Consideration” has the meaning ascribed to such term in Section 2.2(e) hereto;

(u)

“Optionholders” means the optionholders of AMI listed in Schedule 1 hereto;

(v)

“OTC Bulletin Board” means the NASDAQ over-the-counter bulletin board;

(w)

“Person” shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, government, entity or government or any group comprised of one or more of the foregoing.

(x)

“Patents” means the patents listed in Schedule 13 hereto;

(y)

“Proposed Financing” has the meaning ascribed to such term in Section 3.21 hereto;

(z)

“SEC” means the United States Securities and Exchange Commission;

(aa)

“SEC Reports” means the periodic and current reports filed by ATC with the SEC pursuant to the 1934 Act;

(bb)

“Shareholders” means the Shareholders of AMI listed in Schedule 1 hereto;

(cc)

“Surviving Corporation” has the meaning ascribed to such term in Section 2.1 hereto;

(dd)

“Taxes” means  any  federal,  state, local, or foreign income, gross receipts,  license,  payroll,  employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Internal Revenue Code  59A),  customs  duties,  capital  stock,  franchise, profits, withholding, social  security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty,  or  addition  thereto,  whether  disputed  or  not  and  including any obligations  to indemnify or otherwise assume or succeed to the Tax liability of any  other  Person.

(ee)

“Tax  Return”  means  any  return,  declaration,  report,  claim  for refund, or information  return  or  statement  relating to Taxes, including any schedule or attachment  thereto,  and  including  any  amendment  thereof;

(ff)

“Transaction” means the merger of ATC Sub into AMI and the issuance of the ATC Shares to the Shareholders;

(gg)

“Transmittal Documents” has the meaning ascribed to such term in Section 2.3 hereto;

(hh)

“2008 Incentive Stock Option Plan” means ATC’s 2008 Incentive Stock Option Plan in the form attached as Schedule 12 hereto;

(ii)

“1933 Act” means the United States Securities Act of 1933, as amended;

(jj)

“1934 Act” means the United States Securities Exchange Act of 1934, as amended; and,

(kk)

Schedules.  The following schedules are attached to and form part of this Agreement:

Schedule 1	-	Shareholders
Schedule 2	-	Directors and Officers of AMI
Schedule 3	-	Directors and Officers of ATC
Schedule 4	-	AMI Liabilities
Schedule 5	-	AMI Leases, Subleases, Claims, Capital Expenditures, Taxes and Other Property Interests
Schedule 6	-	AMI Material Contracts
Schedule 7	-	Certificate of U.S. Shareholder
Schedule 8 Schedule 9	-	AMI Employees and Consultants Trademarks and Patents
Schedule 10	-	AMI Financial Statements
Schedule 11	-	Jain Employment Agreement
Schedule 12	-	2008 Incentive Stock Option Plan
Schedule 13	-	Patents
Schedule 14	-	AMI Actions, Proceedings, Judgements, Orders and Claims
Schedule 15	-	Registration Rights Agreement
Schedule 16	-	Lock-Up Agreement

1.2

Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

2.

MERGER TRANSACTION

2.1

Merger. On and subject to the terms and conditions of this Agreement, ATC Sub will merge with and into AMI at the Effective Time (as defined below).  AMI shall be the corporation surviving the Merger (the “Surviving Corporation”).

2.2

Effect of Merger.

(a)

General.  The Merger shall become effective on the date and at the time (the “Effective Time”) AMI and ATC Sub file the Certificate of Merger with the State of Delaware.  The Merger shall have the effect set forth in the General Corporation Law of the State of Delaware.  The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either AMI or ATC Sub in order to carry out and effectuate the transactions contemplated by this Agreement.

(b)

Certificate of Incorporation.  The Certificate of Incorporation of Surviving Corporation shall be the Amended and Restated Certificate of Incorporation of AMI immediately prior to the Effective Time.

(c)

Bylaws.  The Bylaws of Surviving Corporation shall be the Bylaws of AMI immediately prior to the Effective Time.

(d)

Directors and Officers.  The directors and officers of AMI shall be and remain the directors and officers of Surviving Corporation at and as of the Effective Time, each holding the office with the Surviving Corporation that he or she held with AMI immediately prior to the Effective Time.

(e)

Conversion of Securities.  At and as of the Effective Time, the AMI Shares shall be converted into the right to receive ATC Shares (for each Shareholder a fractional share resulting from conversion of its aggregate holdings will be rounded up to the nearest whole share) which ATC Shares will be issued to the Shareholders on a basis of 1.1 ATC Shares for each AMI Share held (the “Merger Consideration”).  No AMI securities shall be deemed to be outstanding or to have any rights other than those described and provided for in this Section 2 at and after the Effective Time.

(f)

Termination of Options to Purchase AMI Shares.  At and as of the Effective Time, each outstanding option or right to purchase or acquire any securities of AMI to which AMI is a party shall terminate and no longer represent any right to purchase any securities of AMI, ATC or ATC Sub.

(g)

Conversion of ATC Sub Securities.  At and as of the Effective Time, all ATC Sub securities shall be converted into 1,000 shares of common stock of the Surviving Corporation, as such are constituted immediately following the Effective Time, and shall be registered in the name of ATC.

(h)

Dissenting Shares.  Each outstanding AMI share, the holder of which has not approved the Transaction and demanded and perfected its demand for payment of the fair value of its shares in accordance with applicable corporate laws (“Appraisal Rights”) and has not effectively withdrawn or lost its right to such payment (“Dissenting Shares”) shall not be converted into or represent a right to receive ATC Shares pursuant to Section 2.2(e) hereof, and the holder thereof shall be entitled only to such rights as are granted by the Appraisal Rights.  Each holder of Dissenting Shares who becomes entitled to payment for its AMI Shares pursuant to Appraisal Rights shall receive payment therefor from the Surviving Corporation (but only after the amount thereof shall have been agreed upon or finally determined pursuant to the Appraisal Rights).

(i)

Effect of Merger.  On the Effective Date, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of AMI and ATC Sub; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of AMI or ATC Sub on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed, title to any real estate, or any interest therein vested in AMI or ATC Sub, shall not revert or in any way be impaired by reason of this merger; and all of the rights of creditors of AMI and ATC Sub shall be preserved unimpaired, and all liens upon the property of AMI and ATC Sub shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

2.3

Procedure for Exchange of Shares.  Immediately after the Effective Time, ATC shall mail or cause to be mailed by mail or courier to the Shareholders (excluding the holders of Dissenting Shares) at their addresses as they appear on the books and records of AMI the following documents (the “Transmittal Documents”): (i) a letter of transmittal for the Shareholders to use in surrendering the certificates representing their AMI Shares in exchange for certificates representing the ATC Shares to which they are entitled pursuant to the conversion under Section 2.2(e) hereof; (ii) instructions for effecting the surrender of such AMI Shares in exchange for the Merger Consideration; (iii) an accredited investor certificate in the form attached as Schedule 7 to this Agreement; and (iv) a lock up agreement in substantially the form attached as Schedule 16 hereto. The ATC Shares to be issued to the Shareholders shall be, as of the Effective Time, fully paid and non-assessable and shall be issued by the ATC upon ATC’s receipt of the respective Shareholder’s duly executed Transmittal Documents pursuant to a safe harbor from the prospectus and registration requirements of the 1933 Act. All certificates representing the ATC Shares, when issued in accordance with the terms of this Agreement, will be endorsed with restrictive legends substantially in the same form as the following legend pursuant to the 1933 Act, in order to reflect the fact that these are restricted securities and will be issued to the Shareholders pursuant to a safe harbor from the registration requirements of the 1933 Act:

“NONE OF THE SECURITIES REPRESENTED HEREBY  HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WERE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

2.4

No Fractional Shares of ATC Common Stock.  No certificates or scrip or shares of ATC Common Stock representing fractional shares of ATC Common Stock or book-entry credit of the same shall be issued upon the surrender for exchange of the AMI Shares.

2.5

Restricted Shares. AMI acknowledges that the ATC Shares issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under Applicable Securities Legislation and as a result may not be sold, transferred or otherwise disposed of, except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with all Applicable Securities Legislation.

2.6

Lost Certificates. If any certificate for AMI Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed and, if required by ATC, the posting by such Person of a bond in such reasonable amount as ATC may direct as indemnity against any claim that may be made against it with respect to such certificate, ATC will deliver in exchange for such lost, stolen or destroyed certificate the applicable Merger Consideration with respect to the shares of AMI Common Stock formerly represented thereby.

2.7

 Further Assurances. After the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of ATC, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of ATC, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

3.

REPRESENTATIONS AND WARRANTIES OF AMI

Except as set forth in the disclosure schedules attached hereto, and except as disclosed in the AMI Financial Statements, AMI represents and warrants to ATC, and acknowledges that ATC is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of ATC, as follows:

3.1

Organization and Good Standing. AMI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted.

3.2

Authority. AMI has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “AMI Documents”) to be signed by AMI and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by AMI and the consummation by AMI of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of AMI, subject to approval by its stockholders.  This Agreement has been, and the other AMI Documents when executed and delivered by AMI will be, duly executed and delivered by AMI and this Agreement is, and the other AMI Documents when executed and delivered by AMI as contemplated hereby will be, valid and binding obligations of AMI enforceable in accordance with their respective terms except:

(a)

as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)

as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)

as limited by public policy.

3.3

Capitalization of AMI .. The entire authorized capital stock and other equity securities of AMI consists of: (i) 5,003,013 shares of common stock, par value $0.01  (the “AMI Common Stock”), and (ii) 1,295,001 Class A convertible preferred stock, par value $0.01, (the “AMI Preferred Stock”), issued and outstanding as of the date of this Agreement.  All of the issued and outstanding AMI Shares have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the general corporate laws of the State of Delaware and its articles and bylaws.  There are no agreements to which AMI is a party purporting to restrict the transfer of the AMI Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the AMI Common Stock.

3.4

Shareholders of AMI. The Shareholders, as listed in Schedule 1 to this Agreement, are the only registered holders of the AMI Shares.

3.5

Directors and Officers of AMI. The duly elected or appointed directors and officers of AMI are as set out in Schedule 2 to this Agreement.

3.6

 Subsidiary.  Other than Unified Access Communications, Inc., AMI has no subsidiaries.

3.7

Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of AMI under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other material agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to AMI, or any of its material property or assets;

(b)

violate any provision of the articles or bylaws of AMI; or

(c)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to AMI or any of its material property or assets.

3.8

Actions and Proceedings. To the best knowledge of AMI, except as listed on Schedule 14 hereto, there is no action, suit, judgment, claim, demand or proceeding, outstanding or pending, or threatened against or affecting AMI or its subsidiaries, or which involves any of the business, or the properties or assets of AMI that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of AMI taken as a whole (an “AMI Material Adverse Effect”).

3.9

Compliance.

(a)

To the best knowledge of AMI, AMI and its subsidiaries are in compliance with, are not in default or violation in any material respect under, and have not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of AMI;

(b)

To the best knowledge of AMI, neither AMI nor its subsidiaries are subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a AMI Material Adverse Effect, except as listed on Schedule 14; and

(c)

To the best knowledge of AMI, AMI and its subsidiaries have operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. AMI has not received any notice of any violation thereof, nor is AMI aware of any valid basis therefore.

3.10

Filings, Consents and Approvals. To the best knowledge of AMI, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by AMI of the Transaction contemplated by this Agreement or to enable AMI to continue to conduct its business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.11

Absence of Undisclosed Liabilities.  Except as disclosed in this Agreement or in the AMI Financial Statements, AMI does not have any liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that could in the aggregate exceed $50,000, which have not heretofore been paid or discharged, other than in the ordinary course of business.

For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

3.12

Absence of Changes. Except as disclosed in this Agreement, in Schedule 6 or in the AMI Financial Statements, since March 26, 2008, AMI has not:

(a)

failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)

sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;

(c)

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of AMI to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)

made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)

declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)

suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g)

suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h)

received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)

made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

(j)

other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled other than to increase salaries of certain employees to market rates in accordance to the projections previously provided ATC by AMI; or

(k)

agreed, whether in writing or orally, to do any of the foregoing.

3.13

Personal Property. AMI possess, and has good and marketable title of all property necessary for the continued operation of the business of AMI and as presently conducted and as represented to ATC.  All such property is used in the business of AMI. All such property is in reasonably good operating condition, and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by AMI are owned by AMI free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in Schedule 6 to this Agreement.

3.14

Intellectual Property.  AMI does not have any intellectual property other than as disclosed on Schedule 9.

3.15

Real Property. AMI does not own any real property but has a month to month lease on its office space. Each of the leases, subleases, claims, capital expenditures, Taxes or other real property interests (collectively, the “Leases”) to which AMI is a party or is bound, as set out in Schedule 5 to this Agreement, is legal, valid, binding, enforceable and in full force and effect in all material respects.  The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms on the Closing Date.  AMI has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.16

Material Contracts and Transactions. Schedule 6 to this Agreement lists each material contract, agreement, license, permit, arrangement, commitment, instrument or contract to which AMI is a party (each, a “Contract”).  Subject to Section 6.2(p) hereof, the continuation and validity of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement. There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.17

Certain Transactions. AMI is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.18

No Brokers. AMI has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

3.19

Completeness of Disclosure. No representation or warranty by AMI in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to ATC pursuant hereto contains or will contain any untrue statement of a material fact.

3.20

Financial Condition. AMI has delivered all financial statements required under applicable securities laws to be filed by ATC in connection with the Transaction, which information is true in all material respects.

3.21

Proposed Financing.  AMI hereby acknowledges that they are aware ATC has approved a private placement offering of up to 1,500,000 units at a price of US$1.00 for gross proceeds of up to $1,500,000, with each consisting of one share of ATC Common Stock and one share purchase warrant entitling the holder to purchase an additional share for up to two years following closing at a price of $1.20, which is intended to be completed following the execution of this Agreement (the “Proposed Financing”).

4.

REPRESENTATIONS AND WARRANTIES OF ATC AND ATC SUB

Each of ATC and ATC Sub represent and warrant to AMI and acknowledges that AMI is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of AMI, as follows:

4.1

Organization and Good Standing.

(a)

ATC is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and has the requisite corporate power and authority to own, lease and carry on its business as it is now being conducted.  There is no pending or threatened proceeding for the dissolution or liquidation of ATC.

(b)

ATC Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  ATC Sub was formed solely for the purpose of the Merger and has no business, assets, liabilities, contracts or commitments other than as set forth in this Agreement.  There is no pending or threatened proceeding for the dissolution or liquidation of ATC Sub.

(c)

Except for ATC Sub, ATC (i) does not, directly or indirectly, own any interest in any corporation, partnership, joint venture, limited liability company, or other Person, and (ii) is not subject to any obligation or requirement to provide funds to or to make any investment (in the form of a loan, capital contribution or otherwise) in any Person.

(d)

ATC is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the properties owned or leased by it makes such qualification or licensing necessary, except for any such jurisdiction where the failure to so qualify or be licensed, individually and in the aggregate for all such jurisdictions, would not reasonably be expected to have an ATC Material Adverse Effect.

(e)

ATC has provided complete and accurate copies of the Articles of Incorporation and Bylaws of ATC and ATC Sub, as currently in effect, and minutes and other records of the meetings and other proceedings of the Board of Directors and stockholders of ATC.  Neither the ATC nor ATC Sub is in violation of any provisions of its Articles of Incorporation or Bylaws.

4.2

Authority.

(a)

Each of ATC and ATC Sub has the requisite corporate power and authority to enter into this Agreement, to perform its obligations thereunder, and to consummate the transactions contemplated thereby.  The execution and delivery of this Agreement and any other document contemplated by this Agreement (collectively, the “ATC Documents”) by ATC and ATC Sub and the consummation by ATC and ATC Sub of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of ATC and ATC Sub.  This Agreement has been duly executed and delivered by ATC and ATC Sub and constitutes a legal, valid and binding obligation of ATC and ATC Sub, enforceable against each of them in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and, (iii) as limited by public policy..  No vote or approval of the shareholders of ATC is required in connection with the Merger.

(b)

The execution and delivery by ATC and ATC Sub of this Agreement does not, and the consummation of the transactions contemplated thereby will not, (i) conflict with, or result in a violation of, any provision of bylaws or other charter documents of ATC or ATC Sub, (ii) constitute or result in a breach of or default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination, cancellation or acceleration of any obligation or a loss of a benefit under, any note, bond, mortgage, indenture, deed of trust, lease, permit, concession, franchise, license, agreement or other instrument or obligation to which ATC is a party or to which the properties or assets of the ATC or ATC Sub are subject, (iii) create any lien upon any of the properties or assets of ATC or ATC Sub, or (iv) constitute, or result in, a violation of any law applicable to ATC or ATC Sub or any of the properties or assets of either of them.

(c)

No consent, approval, order or authorization of, notice to, registration or filing with any governmental authority or other Person is necessary in connection with the execution and delivery of this Agreement by ATC and ATC Sub or the consummation by the ATC and ATC Sub of the transactions contemplated by this Agreement, except for (i) filing of the Certificate of Merger with the Delaware Secretary, (ii) the filing of a Form D and related state securities law notices in connection with the issuance of ATC Common Stock in connection with the Merger and (iii) the filing of a current report on Form 8-K with the SEC announcing completion of the Merger.

4.3

Maximum Liabilities.  Immediately prior to Closing, other than professional fees, ATC will not have any liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that could in the aggregate exceed $165,000, which have not been paid or discharged at that time.

4.4

Capitalization of ATC.

(a)

The authorized capital stock of ATC consists of  150,000,000 shares of common stock with a par value of $0.001 (the “ATC Common Stock”).  The issued and outstanding capital stock of ATC consists entirely of 16,052,000 shares of ATC Common Stock.  All issued and outstanding shares of ATC Common Stock are validly issued and outstanding, fully paid and nonassessable and free of preemptive rights.  There are ATC warrants issued to purchase 2,100,000 shares of ATC common stock at an exercise price of $0.12 per share (the “ATC Warrants”).  There are no other outstanding options, warrants, subscription rights (including any preemptive rights), calls, or commitments, or convertible notes or instruments of any character whatsoever to which ATC is a party or is bound, requiring or which could require the issuance, sale or transfer by ATC of any shares of capital stock of ATC or any securities convertible into or exchangeable or exercisable for, or rights to purchase or otherwise acquire, any shares of capital stock of ATC.  There are no stock appreciation rights or similar rights relating to ATC.  Other than the shares to be issued by ATC pursuant to the Proposed Financing, ATC will have issued and outstanding no more than 22,979,816 shares of ATC Common Stock immediately after the issuance of the ATC Shares as contemplated by this Agreement.  Neither ATC nor any of its representatives have received any formal or informal notification from FINRA or other official party or representative that that ATC common stock is not authorized (with or without the passage of time) for continued trading on the OTC Bulletin Board.

(b)

The authorized capital of ATC Sub consists of 3,000 shares of common stock, $0.01 par value per share, of which all 3,000 shares are issued and outstanding and held by the ATC.  Other than such outstanding shares, there are no shares of capital stock or other equity securities of ATC

Sub outstanding and no outstanding options, warrants, subscription rights (including any preemptive rights), calls, or commitments, or convertible notes or instruments of any character whatsoever to which ATC or ATC Sub is a party or is bound, requiring or which could require the issuance, sale or transfer by ATC or ATC Sub of any shares of capital stock of ATC Sub, any securities convertible into or exchangeable or exercisable for, or rights to purchase or otherwise acquire, any shares of capital stock of ATC Sub.  There are no stock appreciation rights or similar rights relating to ATC Sub.

(c)

To the knowledge of ATC, all of the shares of ATC Common Stock issued and outstanding immediately prior to the date of this Agreement have been issued in compliance with 1933 Act and applicable state securities laws in reliance on exemptions from registration or qualification thereunder.

4.5

Duly Authorized.  All of the issued and outstanding shares of ATC Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations.  Other than the share issuances contemplated by this Agreement, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating ATC to issue any additional shares of ATC Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from ATC any shares of ATC Common Stock as of the date of this Agreement. There are no agreements purporting to restrict the transfer of the ATC Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the ATC Common Stock.

4.6

Ownership of ATC Sub, No Prior Activities.  As of the date hereof and as of the Effective Time, except for obligations or liabilities incurred in connection with its incorporation or organization and the transactions contemplated by this Agreement and except for this Agreement and any other agreements or arrangements contemplated hereby or thereby, ATC Sub has not and will not have incurred, directly or indirectly, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any person.

4.7

Directors and Officers of ATC. The duly elected or appointed directors and the duly appointed officers of ATC are as listed on Schedule 3 to this Agreement.

4.8

Corporate Records. The books and records of ATC have been maintained and preserved in accordance with applicable regulations and business practices.  The corporate minutes books of ATC and ATC Sub are complete and correct and the minutes and consents contained therein accurately reflect actions taken at a duly called and held meeting or by sufficient consent without a meeting.  All actions by ATC and ATC Sub which required director or shareholder approval are reflected on the respective corporate minute books.

4.9

Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of this Transaction will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of ATC under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to ATC or any of its material property or assets;

(b)

violate any provision of the applicable incorporation or charter documents of ATC; or

(c)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to ATC or any of its material property or assets.

4.10

Contracts and Commitments.

(a)

Except for this Agreement and the agreements and transactions specifically contemplated by this Agreement, neither the ATC nor ATC Sub is a party to or subject to, nor plans to enter into:

(i)

  any agreement or other commitments requiring any payments or performance of services by the ATC or ATC Sub;

(ii)

  any agreement or other commitments containing covenants limiting the freedom of the ATC or ATC Sub to compete in any line of business or with any Person or in any geographic location or to use or disclose any information in their possession;

(iii)

  any license agreement (as licensor or licensee) or royalty agreement;

(iv)

  any agreement of indemnification, other than indemnification rights granted in the Bylaws of ATC;

(v)

  any agreement or undertaking pursuant to which ATC is: (A) borrowing or is entitled to borrow any money; (B) lending or has committed itself to lend any money; or (C) a guarantor or surety with respect to the obligations of any Person;

(vi)

  any powers of attorney granted by ATC; and

(vii)

  any leases of real or personal property.

(b)

ATC is not in violation or breach of any contract.  There does not exist any event or condition that, after notice or lapse of time or both, would constitute an event of default or breach under any contract on the part of ATC or, to the knowledge of ATC, any other party thereto or would permit the modification, cancellation or termination of any contract or result in the creation of any lien upon, or any person acquiring any right to acquire, any assets of ATC or ATC Sub.  ATC has not received in writing any claim or threat that ATC or ATC Sub has breached any of the terms and conditions of any contract.

(c)

The consent of, or the delivery of notice to or filing with, any party to a contract is not required for the execution and delivery by ATC of this Agreement or the consummation of the transactions contemplated under the Agreement.

4.11

Validity of ATC Shares. The ATC Shares to be issued to the Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

4.12

Actions and Proceedings. There is no legal action, claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now (i) pending or, to the knowledge of ATC, threatened against ATC which involves any of the business, or the properties or assets of ATC that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of ATC taken as a whole (an “ATC Material Adverse Effect”) or pending or, to the knowledge of ATC, threatened against any current employee, officer or director of ATC that, in any way relates to ATC.  ATC is not subject to any order, judgment, writ, injunction or decree of any governmental authority..

4.13

Compliance.

(a)

To the best knowledge of ATC, ATC is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of ATC;

(b)

To the best knowledge of ATC, ATC is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute an ATC Material Adverse Effect;

(c)

ATC has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of ATC, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

(d)

ATC has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. ATC has not received any notice of any violation thereof, nor is ATC aware of any valid basis therefore.

4.14

Filings, Consents and Approvals. ATC will conduct or obtain any filing, registration, permit or authorization from any public or governmental body or authority or other person that is necessary for the consummation by ATC of the Transaction contemplated by this Agreement and to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.15

SEC Filings.

(a)

 ATC has furnished or made available to AMI and the Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by ATC with the SEC (collectively, and as such documents have since the time of their filing been amended, the “ATC SEC Reports”).  ATC has filed all SEC Reports required by it to be filed with the SEC and such reports have been filed timely or within any period of extension for filing allowed under applicable rules.  The ATC SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the 1934 Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such ATC SEC

Reports or necessary in order to make the statements in such ATC SEC Reports, in light of the circumstances under which they were made, not misleading.

(b)

Each of the financial statements (including, in each case, any related notes), contained in the ATC SEC Reports, including any ATC SEC Reports filed after the date of this Agreement until the Closing, complied, as of its respective filing date, in all material respects with all applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved and fairly presented the consolidated financial position of ATC as at the respective dates and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

(c)

Between January 1, 2007 and the date hereof, except as disclosed in ATC SEC Reports, there has not been any change in the business, operations or financial condition of ATC that has had or reasonably would be expected to have a material adverse effect on ATC.

(d)

The ATC and ATC Sub do not have any liability or obligation (absolute, accrued, contingent or otherwise) other than those which arose in the ordinary course of their activities or under this Agreement.

4.16

Absence of Undisclosed Liabilities. Except as disclosed in this Agreement, ATC does not have any material liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that could in the aggregate exceed $165,000, which have not heretofore been paid or discharged.

4.17

Absence of Certain Changes or Events. Except as and to the extent disclosed in the SEC Reports, there has not been:

(a)

an ATC Material Adverse Effect; or

(b)

any material change by ATC in its accounting methods, principles or practices.

4.18

No Subsidiaries. ATC does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

4.19

Personal Property. There are no fixtures, furniture, equipment, inventory, intellectual property, accounts receivable or other assets other than cash and its interest in this Agreement owned by ATC.  ATC is not a party to any leases for real or personal property.

4.20

Employees and Consultants. ATC does not have any employees or consultants, except as disclosed in the SEC Reports.  No unfair labor practice, or race, sex, age, disability or other discrimination complaint is pending, nor is any such complaint, to the knowledge of ATC, threatened against ATC before the National Labor Relations Board, Equal Employment Opportunity Commission  or any other governmental authority, and no grievance is pending, nor is any grievance, to the knowledge of ATC, threatened against ATC or ATC Sub.

4.21

Material Contracts and Transactions. There are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which ATC is a party.

4.22

No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by ATC to arise, between the accountants, and lawyers formerly or presently employed by ATC, and ATC is current with respect to any fees owed to its accountants and lawyers.

4.23

Transactions With Affiliates and Employees.  None of the current officers or directors of ATC and none of the affiliates or employees of ATC is presently a party to any transaction with ATC (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of ATC, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.24

Listing on the OTC Bulletin Board. The ATC Common Stock is quoted on the OTC Bulletin Board and ATC has and continues to satisfy all of the requirements of the OTC Bulletin Board for such listing and for the trading of ATC Common Stock thereunder.  ATC has not been informed, nor does it have any knowledge, that the Financial Industry Regulatory Authority or any other regulatory agency will take action to cease the ATC Common Stock from being quoted on the OTC Bulletin Board.

4.25

No Brokers. ATC has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

4.26

Benefit Plans.  ATC has not adopted nor is it party to any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other employee benefit plan, arrangement or understanding (whether or not legally binding) providing benefits to any current or former employee, officer or director of ATC or any person affiliated with ATC under Section 414(b), (c), (m) or (o) of the Code; provided except to the extent permitted in Section 5.2 hereof.

4.27

Certain Transactions. ATC is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

4.28

Completeness of Disclosure. No representation or warranty by ATC in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to AMI pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

4.29

Tax Matters.

(a)

Other than as disclosed to AMI, ATC has filed all Tax Returns and reports that is was required to file under applicable laws and regulations.  All such Tax Returns were correct and complete in all material respects and have been prepared in substantial compliance with all applicable laws and regulations.  All Taxes due and owing by ATC (whether or not shown on any Tax Return) have been paid.  No claim has ever been made by an authority in a jurisdiction where ATC does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.  There are not Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of ATC.  There are no pending audits of notice of returns being audited.

(b)

ATC has withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

4.30

SEC Comments.  Except as provided to AMI, ATC has received no comments from SEC with respect to its SEC Reports filed with the SEC.

5.

CLOSING CONDITIONS

5.1

Conditions Precedent to Closing by ATC. The obligation of ATC to consummate the Transaction is subject to the satisfaction or waiver of the conditions set forth below on or before the Closing Date or such earlier date as hereinafter specified.  The Closing of the Transaction contemplated by this Agreement will be deemed to mean the satisfaction or waiver of all conditions to Closing. These conditions of closing are for the benefit of ATC and may be waived by ATC in its sole discretion.

(a)

Representations and Warranties. The representations and warranties of AMI set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and AMI will have delivered to ATC a certificate dated as of the Closing Date, to the effect that the representations and warranties made by AMI in this Agreement are true and correct.

(b)

Performance. All of the covenants and obligations that AMI is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)

Transaction Documents. This Agreement, the AMI Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to ATC, will have been executed and delivered to ATC by AMI and the Shareholders.

(d)

Approvals.  AMI shall have delivered to ATC minutes of meetings, written consents or other evidence satisfactory to ATC that the board of directors of AMI and Shareholders have approved this Agreement and the Plan of Merger.  On the Closing Date, AMI will take all actions reasonably required to promptly file with the Secretary of State of the State of Delaware the Certificate of Merger.

(e)

Secretary’s Certificate – AMI. AMI will have delivered to ATC a certificate from the Secretary of AMI attaching:

(i)

a copy of AMI’s articles, bylaws and all other incorporation documents, as amended through the Closing Date, and,

(ii)

copies of resolutions duly adopted by the board of directors of AMI approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

(f)

Third Party Consents. AMI will have delivered to ATC duly executed copies of all third party consents and approvals required by this Agreement to be obtained by AMI, in form and substance reasonably satisfactory to ATC.

(g)

Shareholder Approval.  AMI will have obtained the required Shareholder approvals required by the Transaction in form and substance reasonably satisfactory to ATC.

(h)

Regulatory Approvals and Consents.  AMI will have obtained all approvals and consents required to carry out the Transaction, in form and substance reasonably satisfactory to ATC.

(i)

No Material Adverse Change. No AMI Material Adverse Effect will have occurred since the date of this Agreement.

(j)

No Action. No suit, action, or proceeding will be pending or threatened which would:

(i)

prevent the consummation of any of the transactions contemplated by this Agreement, or,

(ii)

cause the Transaction to be rescinded following consummation.

(k)

Outstanding Securities. AMI will have no more than 5,003,013 shares of AMI Common Stock and 1,295,001 shares of AMI Preferred Stock issued and outstanding on the Closing Date.

(l)

Public Disclosure. AMI will have delivered substantive information about its assets and personnel satisfactory to ATC for completion of its public disclosure of the Transaction details.

(m)

Director Appointments.  Alpha Pang shall have appointed one nominee to the board of ATC at Closing or within 15 business days thereafter subject to applicable securities laws, provided that at Closing the total number of board members of ATC shall not exceed four.

(n)

Compliance with Securities Laws. AMI will have delivered evidence satisfactory to ATC that the AMI Shares issuable in the Transaction will be issuable without registration pursuant to the 1933 Act and the Applicable Securities Legislation in reliance on a safe harbor from the registration requirements of the 1933 Act and the Applicable Securities Legislation.

(o)

Financial Statements.  AMI will have delivered all financial statements of AMI prepared in US GAAP required to be filed by ATC under Applicable Securities Legislation.

(p)

AMI Debts. At the Closing AMI shall have no liabilities, other than those in the ordinary course of business other than as disclosed in the Schedules hereto outstanding.

(q)

AMI Patents. Jain shall have used his best efforts to license the Patents to ATC in form and substance reasonably satisfactory to ATC.

5.2

Conditions Precedent to Closing by AMI. The obligation of AMI to consummate the Transaction is subject to the satisfaction or waiver of the conditions set forth below on or before the Closing Date or such earlier date as hereinafter specified.  The Closing of the Transaction will be deemed to mean the satisfaction or waiver of all conditions to Closing. These conditions precedent are for the benefit of AMI and may be waived by AMI in its discretion.

(a)

Representations and Warranties. The representations and warranties of ATC and ATC Sub set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and ATC and ATC Sub will have delivered to AMI a certificate dated the Closing Date, to the effect that the representations and warranties made by ATC and ATC Sub in this Agreement are true and correct.

(b)

Performance. All of the covenants and obligations that ATC is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. ATC and ATC Sub must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c)

Compliance.  Upon the closing of this Agreement, ATC will be in compliance with its reporting requirements under the 1934 Act.

(d)

Transaction Documents. This Agreement, the ATC Documents, the employment agreement with Jain and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to AMI, will have been executed and delivered to AMI by ATC and ATC Sub.

(e)

Secretary’s Certificate – ATC and ATC Sub. Each of ATC and ATC Sub will have delivered to AMI a certificate from their respective Secretary attaching:

(i)

a copy of the articles of incorporation, bylaws and all other incorporation documents, as amended through the Closing Date, and

(ii)

copies of resolutions duly adopted by the boards of directors of ATC and ATC Sub and copies of consents of the shareholder of ATC Sub approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

(f)

Approvals.  ATC and ATC Sub shall have delivered to AMI minutes of meetings, written consents or other evidence satisfactory to AMI that the board of directors of ATC and ATC Sub have approved this Agreement and the Plan of Merger and ATC, as sole stockholder of ATC Sub, has approved the Plan of Merger and Certificate of Merger.  On the Closing Date, AMI and ATC Sub are taking all actions reasonably required to promptly file with the Secretary of State of the State of Delaware the Certificate of Merger.

(g)

Director Appointments.  On the Closing Date: Lalit Jain (“Jain”) shall be appointed to the board of ATC, and Jain shall have appointed one nominee to the board of ATC or within 15 business days thereafter subject to applicable securities laws, provided that at Closing the total number of board members of ATC shall not exceed four.

(h)

No Material Adverse Change. No ATC Material Adverse Effect will have occurred since the date of this Agreement.

(i)

No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would:

(i)

prevent the consummation of any of the transactions contemplated by this Agreement, or

(ii)

cause the Transaction to be rescinded following consummation.

(j)

Outstanding Shares. Other than the shares of ATC Common Stock to be issued by ATC pursuant to the Proposed Financing, ATC will have issued and outstanding no more than 22,979,816 shares of ATC Common Stock immediately after the issuance of the ATC Shares as contemplated by this Agreement.

(k)

Regulatory Approvals and Consents.  ATC will have obtained all necessary approvals and consents to carry out the Transaction, in form and substance reasonably satisfactory to AMI.

(l)

Public Market. On the Closing Date, the shares of ATC Common Stock will be quoted on the OTC Bulletin Board.  ATC has not been informed, nor does it have any knowledge, that the NASD or any other regulatory agency will take action to cease the ATC Common Stock from being quoted on the OTC Bulletin Board.

(m)

ATC Debts.  ATC will have provided evidence that it has satisfied or will otherwise provide for payment of all material debt on its books and accounts payable.

(n)

Assumption of Contracts.  ATC will enter into a mutually agreeable form of assignment and assumption agreement with AMI whereby it will assume all of AMI obligations under the AMI material agreements listed in Schedule 6 hereto.

(o)

Employment Agreement.  ATC shall have entered into an employment agreement with Jain in the form attached as Schedule 11 to this agreement.

(p)

Approval of Incentive Stock Option Plan and issuance of ATC Stock Options.  ATC shall have adopted an incentive stock option plan in the form attached as Schedule 12 to this Agreement and issued to each of the optionees listed in Schedule 1 to this Agreement the ATC Stock Options.

5.3

Notification of Financial Liabilities. AMI will immediately notify ATC in accordance with Section 9.6 hereof, if AMI receives any advice or notification from its independent certified public accounts that AMI has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of AMI, any properties, assets, liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

5.4

Access and Investigation. Between the date of this Agreement and the Closing Date, AMI, on the one hand, and ATC, on the other hand, will, and will cause each of their respective representatives to:

(a)

afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

(b)

furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and,

(c)

furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

5.5

Confidentiality.

(a)

All information regarding the business of AMI including, without limitation, financial information that AMI provided to ATC will be kept in strict confidence by ATC and will not be given to any other person or party or used (except in connection with due diligence and except as required to file a news release and 8-K disclosure regarding the transaction to the public after the Closing), dealt with, exploited or commercialized by ATC or disclosed to any third party (other than ATC’s professional accounting and legal advisors) without the prior written consent of AMI. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from AMI, ATC will immediately return to AMI (or as directed by AMI) any information received regarding AMI’s business, including copies thereof. Likewise, all information regarding the business of ATC including, without limitation, financial information that ATC provides to AMI during its due diligence investigation of ATC will be kept in strict confidence by AMI and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by AMI or disclosed to any third party (other than AMI’s professional accounting and legal advisors) without ATC’s prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from ATC, AMI will immediately return to ATC (or as directed by ATC) any information received regarding ATC’s business.  Each party will provide an affidavit to the other that all documents were returned.

(b)

ATC and AMI acknowledge and agree, subject to disclosure obligations under Applicable Securities Legislation or other laws or regulations, that neither party will make any public pronouncements concerning the terms of this Agreement without the express written consent of the other party, such consent will not be unreasonably withheld.

(c)

AMI acknowledges and agrees to neither trade nor allow any of its employees or agents to trade in the securities of ATC prior to Closing while in possession of material information about ATC that has not been publicly disclosed.

(d)

ATC acknowledges and agrees that it has previously executed a non-disclosure agreement with AMI and that it will continue to be obligated by the terms of that non-disclosure agreement.

5.6

Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

5.7

Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, but in no event later than April 2, 2008, AMI and ATC will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of AMI or ATC, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

5.8

Conduct of AMI and ATC Business Prior to Closing. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, from the date of this Agreement to the Closing Date, and except to the extent that ATC otherwise consents in writing, AMI will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that AMI otherwise consents in writing, ATC will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

5.9

Full Disclosure Requirement. ATC possesses, or expects to possess on or before the required filing date, all of the financial statements and financial information required to be included in the Report on Form 8-K to be filed by ATC within four (4) business days after the consummation on the transactions contemplated by this Agreement.  AMI will use its commercially reasonable best efforts to cooperate fully in providing ATC with all information and documentation reasonably requested.

5.10

Post Closing - ATC.  ATC acknowledges that the Shareholders may require legal opinions on the removal of the restrictive legends on the share certificates pursuant to Rule 144 of the 1933 Act in order to sell their ATC Shares in the future.  When a Shareholder reasonably requests it of ATC, ATC will pay for an attorney of ATC’s choice to supply the legal opinion the Shareholder and will cooperate fully in providing the Shareholders with all information and documentation reasonably requested.  ATC will register the stock of the Shareholders two years after Closing, and the Shareholders shall have demand rights and the right to participate in any other registered offering of ATC, pursuant to the registration rights agreement to be delivered at Closing.

5.11

Certain Acts Prohibited – AMI. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, AMI will not, without the prior written consent of ATC:

(a)

amend its articles, bylaws or other incorporation documents;

(b)

incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of AMI except in the ordinary course of business;

(c)

dispose of or contract to dispose of any AMI property or assets, except in the ordinary course of business consistent with past practice;

(d)

issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the AMI Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(e)

declare, set aside or pay any dividends on, or make any other distributions in respect of the AMI Common Stock;

(f)

split, combine or reclassify any AMI Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of AMI Common Stock; or,

(g)

materially increase benefits or compensation expenses of AMI, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

5.12

Certain Acts Prohibited - ATC.  Between the date of this Agreement and the Closing Date, ATC will not, without the prior written consent of AMI:

(a)

incur any liability or obligation or encumber or permit the encumbrance of any properties or assets of ATC except in the ordinary course of business consistent with past practice;

(b)

dispose of or contract to dispose of any ATC property or assets except in the ordinary course of business consistent with past practice;

(c)

materially increase benefits or compensation expenses of ATC, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount to any such person; or

(d)

issue, deliver, sell, pledge, dispose of or encumber, or authorize or commit to the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, but not limited to, stock appreciation rights or phantom stock), of Company;

5.13

Public Announcements. Until the Closing Date, ATC and AMI each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement. AMI acknowledges that ATC must comply with Applicable Securities Legislation requiring full disclosure of material facts and agreements in which it is involved, and will co-operate to assist ATC in meeting its obligations.

6.

CLOSING

6.1

Closing. The Closing will take place on the Closing Date at the offices of the lawyers for ATC or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for AMI and ATC, provided such undertakings are satisfactory to each party’s respective legal counsel.

6.2

Closing Deliveries of AMI. At Closing, AMI will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to ATC:

(a)

copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of AMI evidencing approval of this Agreement and the Transaction and the requisite stockholder approval of the Transaction;

(b)

all certificates and other documents required by Section 7.1 of this Agreement;

(c)

a certificate of an officer of AMI, dated as of Closing, certifying that:

(i)

each respective covenant and obligation of AMI has been complied with, and

(ii)

each respective representation, warranty and covenant of AMI is true and correct at the Closing as if made on and as of the Closing; and

(d)

the AMI Documents and any other necessary documents, including the Certificate of Merger, each duly executed by AMI, as required to give effect to the Transaction.

6.3

Closing Deliveries of ATC and ATC Sub. At Closing, ATC and ATC Sub will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to AMI:

(a)

copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of ATC and ATC Sub evidencing approval of this Agreement and the Transaction and the requisite stockholder approval of the Transaction;

(b)

the ATC Shares;

(c)

all certificates and other documents required by Section 7.2 of this Agreement;

(d)

a certificate of an officer of each of ATC and ATC Sub, dated as of Closing, certifying that:

(i)

each covenant and obligation of ATC and ATC Sub, respectively has been complied with, and

(ii)

each representation, warranty and covenant of ATC and ATC Sub, respectively, is true and correct at the Closing as if made on and as of the Closing; and

(e)

copies of resolutions of the board of directors of ATC appointing the nominee of Jain and Jain as directors of ATC;

(f)

copy of the Securities and Exchange Commission Form 14F-1 to be filed with the Securities and Exchange Commission on behalf of ATC reflecting the applicable changes in the Company as a result of the transactions contemplated hereby;

(g)

the employment agreement with Jain;

(h)

the registration rights agreement by and between ATC and the Shareholders in the form attached as Schedule 15 hereto; and

(i)

the ATC Documents and any other necessary documents, including the Certificate of Merger each duly executed by ATC and ATC Sub, as applicable, as required to give effect to the Transaction;

7.

TERMINATION

7.1

Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a)

mutual agreement of ATC and AMI;

(b)

ATC, if there has been a material breach by AMI or any Shareholder of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of AMI or any Shareholder that is not cured, to the reasonable satisfaction of ATC, within ten business days after notice of such breach is given by ATC (except that no cure period will be provided for a breach by AMI or any Shareholders that by its nature cannot be cured);

(c)

AMI, if there has been a material breach by ATC of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of ATC that is not cured, to the reasonable satisfaction of AMI, within ten business days after notice of such breach is given by AMI (except that no cure period will be provided for a breach by ATC that by its nature cannot be cured);

(d)

ATC or AMI, if the Transaction contemplated by this Agreement has not been consummated prior to April 15, 2008 unless ATC and AMI agree to extend such date in writing; or

(e)

ATC or AMI, if any injunction or other order of a governmental entity of competent authority prevents the consummation of the Transaction contemplated by this Agreement.

7.2

Effect of Termination. In the event of the termination of this Agreement as provided in Section 7 hereto, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations

8.

INDEMNIFICATION, REMEDIES, SURVIVAL

8.1

Certain Definitions. For the purposes of this Section 8.1, the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses of an amount not less than $5,000, but excluding any indirect, consequential or punitive damages suffered by ATC or AMI including damages for lost profits or lost business opportunities.

8.2

AMI Indemnity. AMI will indemnify, defend, and hold harmless ATC and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by ATC and its shareholders by reason of, resulting from, based upon or arising out of:

(a)

any misrepresentation, misstatement or breach of warranty of AMI contained in or made pursuant to this Agreement, any AMI Document or any certificate or other instrument delivered pursuant to this Agreement; and

(b)

the breach or partial breach by AMI of any covenant or agreement of AMI made in or pursuant to this Agreement, any AMI Document or any certificate or other instrument delivered pursuant to this Agreement.

8.3

ATC and ATC Sub Indemnity.  Each of ATC and ATC Sub will indemnify, defend, and hold harmless AMI from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by AMI by reason of, resulting from, based upon or arising out of:

(a)

any misrepresentation, misstatement or breach of warranty of ATC or ATC Sub, respectively contained in or made pursuant to this Agreement, any ATC Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by ATC or ATC Sub of any covenant or agreement of ATC of ATC Sub, respectively, made in or pursuant to this Agreement, any ATC Document or any certificate or other instrument delivered pursuant to this Agreement.

9.

GENERAL

9.1

Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties, indemnifications and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.

9.2

Further Assurances and Provision of Information. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement. AMI agrees to provide such information as requested by ATC in a timely manner prior to closing, and allow ATC and its representatives free access to all books, records, and other information of AMI and to their personnel and advisors.

9.3

Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

9.4

Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

9.5

Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

9.6

Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses specified by a party to the others from time to time for notice purposes.  All such notices and other communications will be deemed to have been received:

(a)

in the case of personal delivery, on the date of such delivery;

(b)

in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(c)

in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(d)

in the case of mailing, on the fifth business day following mailing.

9.7

Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

9.8

Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

9.9

Assignment. This Agreement may not be assigned (except by operation of law) by any party without the express, written approval of the other parties to this Agreement, such approval will not be unreasonably withheld by any of the parties to this Agreement.

9.10

Force Majeure.  The obligations of the parties and the timeframes established pursuant to this Agreement will be suspended to the extent and for the period that performance hereunder is prevented by factors beyond any of the parties’ reasonable control, whether foreseeable or unforeseeable, including, without limitation, labour disputes, acts of god, laws, regulations, orders, proclamations or requests of any governmental or regulatory authority, inability to obtain on reasonable terms required permits, licenses or other authorizations, or any other matter similar to the above.

9.11

Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein and the courts thereof will have non-exclusive jurisdiction over any disputes relating hereto.

9.12

Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

9.13

Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

9.14

Facsimile Execution. This Agreement may be executed by delivery of executed signature pages by fax or other electronic transmission and such fax or electronic execution will be effective for all purposes.

9.15

Independent Legal Advice.  All parties to this agreement confirm that they have been given an opportunity to seek and obtain independent legal advice prior to execution of this Agreement and have consulted their respective advisors respecting the legal effects of this Agreement and any tax implications of the Transaction.

9.16

Schedules and Exhibits. The schedules and exhibits that are attached to this Agreement are incorporated herein.

[SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

ANGSTROM TECHNOLOGIES CORP. (a Nevada corporation)

By:	/s/ Alpha Pang
Authorized Signatory
Name: Alpha Pang
	Title:	President, CFO Treasurer and Director

ANGSTROM MICROSYSTEMS, INC. (a Delaware corporation)

By:	/s/ Lalit Jain
Authorized Signatory
Name: Lalit Jain
	Title:	President

ANGSTROM ACQUISITION CORP. (a Delaware corporation)

By: /s/ Alpha Pang

       Name: Alpha Pang

       Title:    President

SCHEDULE 1

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

AMI Shareholders

Column I	Column II	Column III	Column IV
Name and Address	Number of AMI Common Shares held before Closing	Number of AMI Preferred Shares held before Closing	Number of ATC Shares to be received on Closing
Lalit Jain 24 Queensberry Street #14 Boston, MA 02215	1,892,988	0	2,082,287
Penn Investments Association Inc. (Nand Todi) c/o 506 Stump Road Montgomeryville, PA 18936	1,309,883	0	1,440,871
Nand Todi 506 Stump Road Montgomeryville, PA 18936	220,503	0	242,553
Bret Harsham 4 Cochitutate Road Newton, MA 02461	331,940	0	365,134
Asha & Prakash Jain 73-08 185 Street Fresh Meadows, NY 11366	237,100	0	260,810
Aditl Mittal 1/20 Shanti Niketan New Delhi 21 India	94,840	0	104,324
John Ma 3610 Flora Vista Ave. #239 Santa Clara, CA 95051	497,910	25,000	575,201
Salvatore & David Ricupero 128 East Emerson Street Melrose, MA 02176	21,339	0	23,473
David, Fran & Mel Ricupero 128 East Emerson Street Melrose, MA 02176	21,339	0	23,473
Gregory & Steven Bartosik 21 Gates Road Middleton, MA 01949	10,670	0	11,737

Column I	Column II	Column III	Column IV
Name and Address	Number of AMI Common Shares held before Closing	Number of AMI Preferred Shares held before Closing	Number of ATC Shares to be received on Closing
Linda LeCoq PO Box 155 New Durham, NH 03855-0155	10,670	0	11,737
Vinod Kapoor 10 Butterfield Road Lexington, MA02420	10,670	0	11,737
Robert & Irene Gregory 84 Caldwell Fram Road Byfield, MA 01922	21,339	0	23,473
Barbara Shapiro 165 Grove Street Chestnut Hill, MA 02467	10,670	0	11,737
Jeff Bruce 6528 Eastpointe Pines Street Palm Beach Gardens, FL 33418	10,670	0	11,737
Martin Samuels 31 Massachusetts Avenue Boston, MA 02115	71,130	0	78,243
Bertram Alkon 3 Greenway Ct #2 Brookline, MA 02446	10,670	0	11,737
Jawahar Taunk 4050 Presidential Drive Palm Harbour, FL 34685	21,339	0	23,473
Prakash Taunk 82 Bunker Hill Road Lawrenceville, NJ 08648	21,339	0	23,473
Meryl Charnow 2066 NW 52 Street Boca Raton, FL 33496	4,742	0	5,216
Gary Dougherty 4 Trowbridge Place #1D Cambridge, MA 02138	66,744	0	73,418
Rachel Sun 3320 Reservoir Oval East Bronx, NY 10467	5,928	30,000	39,521
Sanjay Mandloi Renfield Drive Princeton, NJ 08540	47,420	0	52,162
Syed Rashid 18 Grovernor Drive Barking Ridge, NJ 02920	47,420	0	52,162

Column I	Column II	Column III	Column IV
Name and Address	Number of AMI Common Shares held before Closing	Number of AMI Preferred Shares held before Closing	Number of ATC Shares to be received on Closing
Shyam Jha 861 E Placita de Michael Tuscon, AZ 85718	3,750	0	4,125
A. Malik & S. Waliamy 608 Little John Road Houston, TX 77057	0	50,000	55,000
Herb Bishop 6 Etta Road Billerica, MA 01821	0	50,000	55,000
Chris Conkey 32 Culter Lane Chestnut Hill, MA 02467	0	25,000	27,500
Vishal Garg 235 West 56th Street Apt 28F New York, NY 10019	0	50,000	55,000
Kathy Wang 6 Alderney Way Lynnfield, MA 01940	0	30,000	33,000
Jing-Cheng Liu Kuo-Peing Liu 60 Dorotockey Drive Harrington Park, NJ 07640	0	15,000	16,500
Todd Schwendiman 13981 Dingess Road Charlotte, NC 28273	0	25,000	27,500
Michael Ho 8604 104th Street Richmond Hill, NY 11418	0	20,000	22,000
Michael Phulwani 888 Maywood Avenue Maywood, NJ 07607	0	25,000	27,500
Prakash & Janel Pulwani 221 Tall Timber Drive Johnstown, PA 15901	0	25,000	27,500
Tasneed & Syed Rashid 18 Grovernor Drive Basking Ridge, NJ 07920	0	25,000	27,500
Peter Chen 81 Glenmead Ct. Mtn View, CA 94040	0	100,000	110,000

Column I	Column II	Column III	Column IV
Name and Address	Number of AMI Common Shares held before Closing	Number of AMI Preferred Shares held before Closing	Number of ATC Shares to be received on Closing
Paul Hsu 1390 Saddle Rack Ste #450 San Jose, CA 95126	0	50,000	55,000
Eric Chen 81 Glenmead Ct. Mtn. View, CA 94040	0	75,000	82,500
Paula Chen 81 Glenmead Ct. Mtn. View, CA 94040	0	75,000	82,500
Dilip & Bhavini Patel 80 Longfellow Road Wellesley, MA 02481	0	71,277	78,405
Urmila Patel 8 Ridge Road Norfolk, MA 02056	0	71,277	78,405
Eryl Ltd. c/o KMP Group Bensham House, 324 Gensham Lane Thornton Heatlh Surrey, CR7 7EQ	0	457,447	503,192
TOTAL	5,003,013	1,295,001	6,927,816

AMI Optionholders

Column I	Column II	Column III	Column IV
Name and Address	Number of AMI Options held before Closing	Number of Number of ATC	Exercise Price of ATC Options to be received on Closing
		Options to be
		received on Closing, each
		option exercisable
		for one share of
		ATC
Bhavini Patel	240,000	290,400	$0.20
Jiajie Lin	17,500	21,175	$0.20
Lalit Jain	250,000	302,500	$0.25
Dilip Patel	14,000	16,940	$0.20
Nand Todi	16,000	19,360	$0.20
Ali Benamara	30,000	36,300	$0.20
Eric Chen	10,000	12,100	$0.20
Lilong Xin	5,000	6,050	$0.20

Column I	Column II	Column III	Column IV
Name and Address	Number of AMI Options held before Closing	Number of Number of ATC	Exercise Price of ATC Options to be received on Closing
		Options to be
		received on Closing, each
		option exercisable
		for one share of
		ATC
Rachel Sun	10,000	12,100	$0.20
Shao, Hua Shao	1,000	1,210	$0.20
Zhan, Fei Jaing	1,000	1,210	$0.20
Deng, Bi Hong	1,000	1,210	$0.20
Jaing, Weijun	1,000	1,210	$0.20
Sang, Koon Lau	500	605	$0.20
Xin You	5000	6,050	$0.20
Mark Brown	5,000	6,050	$0.20
Total	607,000	734,470

SCHEDULE 2

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

Directors And Officers Of AMI

Name and Positions held

Lalit Jain

Director and Chief Executive Officer, Treasurer, Secretary

Nandi Todi

Director

Dilip Patel

Director

SCHEDULE 3

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

Directors And Officers Of ATC

Name and Positions held

Alpha Pang – President, Chief Financial Officer, Secretary, Treasurer and director

SCHEDULE 4

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

AMI Liabilities

Legal Fees as of March 27, 2008: approximately $60,000

Professional fees payable to independent auditing firm for preparation and audit of financial statements of AMI, as of March 27, 2008: approximately $72,000

All other Liabilities:

Xin Qin Li

Angstrom owes principle and Interest in the amount of $10,500.00 as a Loan Payment.

Keith Johnson

Angstrom owes for Business Development and raising capitol in the amount of $6000.00

Outstanding Payables:

1,352,213.78

SCHEDULE 5

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

AMI Leases, Subleases, Claims, Capital Expenditures, Taxes and Other Property Interests

Leases and Subleases:  $3,680 per month

Claims: Nil

Capital Expenditures: Nil

Taxes: Nil

Property Interests: Nil

Equipment Leases: Nil

SCHEDULE 6

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

AMI Material Contracts

1.

Engagement Agreement Between Angstrom Microsystems Inc., Harbour Capital Management Group (1999) Inc. and Harbour Capital Ventures West LLC dated August 8, 2007.

2.

Consulting Agreement between Angstrom Microsystems Inc., Keith Johnson dated April 5, 2007.

SCHEDULE 7

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND THE SHAREHOLDERS OF AMI

Form of Certificate of U.S. Shareholder

In connection with the issuance of common stock (the “Pubco Shares”) of Angstrom Technologies Corp., a Nevada corporation (“Pubco”), to the undersigned, pursuant to that certain Agreement and Plan of Merger dated March 27, 2008  (the “Agreement”), between Pubco and the shareholders of Angstrom Microsystems, Inc. as set out in the Agreement (each, a “Selling Shareholder”), the undersigned Selling Shareholder hereby agrees, acknowledges, represents and warrants that:

1.

it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the United States Securities Act of 1933, as amended (the “1933 Act”), as indicated below:  (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the undersigned satisfies.)

_______  Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Pubco Shares, with total assets in excess of US $5,000,000.

_______  Category 2

A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000.

_______  Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_______  Category 4

A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934  (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

_______  Category 5

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940  (United States).

_______  Category 6

A director or executive officer of Pubco.

_______  Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

_______  Category 8

An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that for any of the Selling Shareholders claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

If the Selling Shareholder is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:___________________________________

2.

none of the Pubco Shares have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in compliance with any applicable state and foreign securities laws;

 3.

the Selling Shareholder understands and agrees that offers and sales of any of the Pubco Shares shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

 4.

the Selling Shareholder understands and agrees not to engage in any hedging transactions involving any of the Pubco Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

 5.

the Selling Shareholder is acquiring the Pubco Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Shares in the United States or to U.S. Persons;

 6.

Pubco has not undertaken, and will have no obligation, to register any of the Pubco Shares under the 1933 Act;

 7.

Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholder contained in the Agreement and this Certificate, and the Selling Shareholder will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholder not being true and correct;

 8.

the Selling Shareholder has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Shares and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

 9.

the Selling Shareholder and the Selling Shareholder’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Pubco in connection with the acquisition of the Pubco Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by Pubco without unreasonable effort or expense;

 10.

the books and records of Pubco were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Pubco Shares under the Agreement have been made available for inspection by the undersigned, the Selling Shareholder’s attorney and/or advisor(s);

11.

the Selling Shareholder:

(a)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Selling Shareholder is resident (the “International Jurisdiction”) which would apply to the acquisition of the Pubco Shares;

 (b)

the Selling Shareholder is acquiring the Pubco Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Selling Shareholder is permitted to acquire the Pubco Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

 (c)

understands and agrees that the applicable securities laws of the authorities in the International Jurisdiction do not require Pubco to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Pubco Shares; and

(d)

the acquisition of the Pubco Shares by the Selling Shareholder does not trigger:

(i)

any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii)

any continuous disclosure reporting obligation of Pubco in the International Jurisdiction; and

the Selling Shareholder will, if requested by Pubco, deliver to Pubco a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 11(c) and 11(d) above to the satisfaction of Pubco, acting reasonably;

12.

the Selling Shareholder (i) is able to fend for itself in connection with the acquisition of the Pubco Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Pubco Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

 13.

the Selling Shareholder is not aware of any advertisement of any of the Pubco Shares and is not acquiring the Pubco Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications publi shed in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

 14.

no person has made to the Selling Shareholder any written or oral representations:

(a)

that any person will resell or repurchase any of the Pubco Shares;

 (b)

that any person will refund the purchase price of any of the Pubco Shares;

 (c)

as to the future price or value of any of the Pubco Shares; or

(d)

that any of the Pubco Shares will be listed and posted for trading on any stock

    exchange or automated dealer quotation system or that application has been made     to list and post any of the Pubco Shares on any stock exchange or automated       dealer quotation system, except that currently certain market makers make       market in the common shares of Pubco on the OTC Bulletin Board;

15.

none of the Pubco Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Selling Shareholder that any of the Pubco Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

 16.

the Selling Shareholder is acquiring the Pubco Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Shares;

 17.

neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Shares;

 18.

the Selling Shareholder acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act;

19.

Pubco has advised the Selling Shareholder that Pubco is relying on an exemption from the prospectus and registration requirements of the Applicable Securities Legislation (as such term is defined in the Agreement) to issue the Pubco Shares, and the Selling Shareholder will not receive information that would otherwise be required to be provided to the Selling Shareholder pursuant to Applicable Securities Legislation.

20.

the Selling Shareholder understands and agrees that the Pubco Shares will bear the following legend:

“NONE OF THE SECURITIES REPRESENTED HEREBY  HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WERE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

21.

the address of the Selling Shareholder included herein is the sole address of the Selling Shareholder as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder.

If a Corporation, Partnership or Other Entity:	If an Individual:
Print or Type Name of Entity	Signature
Signature of Authorized Signatory	Print or Type Name
Type of Entity	Social Security/Tax I.D. Number

SCHEDULE 8

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

AMI Employees and Consultants

Employees:

Bhavini Patel	Controller, Purchasing, Admin
Jiajie Lin	Protyping, production manager
Lalit Jain	Pres, CEO, Chairman
Shao, Hua Shao	Production worker
Zhan, Fei Jaing	Production worker
Deng, Bi Hong	Production worker
Jaing, Weijun	Production worker
Sang, Koon Lau	General Worker
Xin You	Senior Production worker

Contractors:

Fan Wu             GPGPU software developer

Ali Benamara     Codec development

Lilong Xin          China rep

Mumin Huang    China GPGPU software developer

Steve Ventura    Hardware designer

SCHEDULE 9

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

PATENTS AND TRADEMAKS

Patents

Title of Invention:	Country:	Status:	Application No./Patent No.
Memory and Chipset Cooling Device	US	Provisional Patent Granted	60/910,463
Cooling Computer by Solid Heat Transfer	US	Provisional Patent Granted	60/910,463
Computer system and computer-implemented process for simultaneous configuration and monitoring of computer network	US	Patent Granted	6,041,347
Network Device for supporting construction of virtual local area networks	US	Patent Granted	6,047,325

Trademarks

None

SCHEDULE 10

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

SCHEDULE 11

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

Jain Employment Agreement

EXECUTIVE EMPLOYMENT
AGREEMENT

EXECUTIVE EMPLOYMENT AGREEMENT, made and entered into as of the ___ day of _____, 2008, by and between Angstrom Technologies Corp., a Nevada corporation with an address at _____________________________ (hereinafter referred to as the "Company"), and Lalit Jain, residing at ___________________________________ (hereinafter referred to as the "Executive").

W I T N E S S E T H:

WHEREAS, the Company is a party to a certain Agreement and Plan of Merger dated as of March 27, 2008 (the "Merger Agreement,") pursuant to which it has agreed to cause its wholly-owned subsidiary, Angstrom Acquisition Corp., to merge with and into Angstrom Microsystems, Inc. (“AMI”).

WHEREAS, the Executive currently is an employee of AMI, and desires to become employed by the Company subject to the closing of the transactions effected pursuant to the Merger Agreement (the "Closing"); and

WHEREAS, the Company and the Executive desire to enter into this Executive Employment Agreement, as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

1.

EMPLOYMENT.

(a)

The Company agrees to and hereby does employ the Executive to render services to the Company as a member of its management team subject to and effective as of the date of the Closing.  The Executive will have the title and position of President and Chief Executive Officer of the Company and of AMI and shall have the duties and authorities customarily associated therewith, and shall be elected to and serve as a member of the Board of Directors of the Company and of AMI.  Executive's office and principal place of business shall be at the Company's office in Boston, Massachusetts.

(b)

During the Employment Period, the Executive shall devote his working time and attention to the Company's business and the performance of his duties and responsibilities assigned to him hereunder, except that the Executive shall be permitted to serve on the boards of directors of other companies that are not in competition with the Company and engage in community service or other activities that do not interfere with his performance of his duties hereunder.

2.

TERM.

The term of the Executive's employment hereunder shall commence upon and as of the date of the Closing (the “Closing Date”)of the transactions contemplated under the Merger

Agreement, and shall continue until the third (3rd) anniversary of such date; provided, however, that so long as this Agreement is in effect at such time, the Executive may, by written notice to the Company given not less than forty-five (45) days prior to the third anniversary of the Closing Date, renew this Agreement and his employment hereunder for one additional year, until the fourth (4th) anniversary of the Closing Date; unless, in either case, sooner terminated as provided in Paragraph 7 hereof (the "Employment Period").

3.

COMPENSATION.

(a)

The Company agrees to pay the Executive (in equal installments on at least a monthly basis in accordance with the Company's customary practices during the Employment Period) a salary at the annual rate of One Hundred Fifty Thousand Dollars ($150,000), less federal, state and local income tax withholdings and other customary employee deductions.  Commencing the first full calendar year of the Employment Period (i.e., 2009), the Executive's salary shall be reviewed by the Board of Directors of the Company, and may be adjusted (but not reduced) based on the Executive's performance and other factors deemed appropriate by such Board of Directors during the portion of the Employment Period prior to such review.

(b)

The Company shall pay to the Executive a bonus for calendar year 2008 in an amount determined by the Board of Directors, provided that in the event that the Company shall have gross sales for 2008 (determined in the same manner as sales were determined by AMI prior to the Closing) of Ten Million Dollars ($10,000,000) or more, than the minimum bonus shall be One Hundred Fifty Thousand Dollars ($150,000).  Bonuses for future years shall be determined based on targets or other measures established by the Board of Directors of the Company and reasonably acceptable to the Executive.

(c)

Simultaneously with the Closing and the commencement of the Executive’s employment hereunder, the Company will enter into an Award Agreement with Executive in the form attached as Exhibit A hereto (the “Award Agreement”).

(d)

No other compensation shall be due to the Executive for services rendered or rights granted under this Agreement, except that (i) the Company will pay to the Executive a monthly automobile expense allowance of a minimum of $500.00 per month and increased to a maximum of One Thousand  Dollars ($1,000) if the company has gross sales over $5 million, and (ii) the Executive may participate, if and to the extent eligible, and consistent with the terms thereof, in each and every employee benefit plan of any kind, including any hospitalization, dental and medical insurance plan or in any retirement plan which the Company may from time to time adopt for the Company's employees.

4.

VACATION.

The Executive shall be entitled during the Employment Period to  2 weeks in year one and 3 weeks in year two and four (4)  weeks in year 3 and, if applicable, year 4, of paid vacation in each full calendar year (pro rated for partial years).

5.

REIMBURSEMENT OF CERTAIN EXPENSES.

The Executive shall be entitled during the Employment Period to incur on behalf of the Company reasonable and necessary expenses in connection with his duties in accordance with policies approved by the Company.  If such expenses are paid in the first instance by the Executive, the Company shall reimburse him therefor upon presentation of appropriate documentation.

6.

CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTIES.

(a)

As used in this Agreement, "Confidential Information" shall mean information disclosed to the Executive or known by the Executive as a consequence of or through his employment by the Company or AMI (either before or after the Closing), not generally known in the industries in which the Company or AMI is or may become engaged, about the products, processes, finances, services or customers of the Company or AMI or of any other party with which it is doing business or from which it has obtained information, including, without limitation, information relating to any such party's research, development, finances, purchasing, marketing, merchandising or selling.  The Executive will not, during or after the term of the Executive's employment, except in accordance with his employment with the Company, disclose or cause to be disclosed, and will not permit to be disclosed, nor will sell or use on an unauthorized basis, any Confidential Information to any person, firm, corporation, association, or other entity for any reason whatsoever.  This provision shall not apply to any information (i) which is now in, or subsequently comes into, the public domain, provided that the Executive has not disclosed or caused to be disclosed such information so as to make it public, or (ii) which can be shown to have been previously known by the party to which it was furnished.

(b)

The Executive agrees that rights in all works which have been or will be prepared by him within the scope of his employment with the Company or AMI (either before or after the Closing), including but not limited to all ideas, concepts, themes, computer programs, works, titles, programs, processes, methods and illustrations, or any components thereof shall, pursuant to Section 101 and 201 of the United States Copyright Law, be "works made for hire" and shall belong entirely to the Company (and its successors or assigns) in perpetuity, and the Company (or they) may make any use (or nonuse) of such properties whatsoever throughout the world without any future obligation to the Executive.

(c)

The Executive agrees that all intellectual properties, including but not limited to all ideas, concepts, themes, computer programs, works, titles, programs, processes, methods and illustrations, or any components thereof, conceived, developed, created, written or contributed by him (either individually or in collaboration with others) in the scope of, or related to, his employment by the Company or AMI (either before or after the Closing), shall belong entirely to the Company (and its successors and assigns) in perpetuity, and the Executive hereby grants and assigns to the Company all rights whatsoever which he might have therein, and the Company (and its successors and assigns) may make any use (or nonuse) of such properties whatsoever throughout the world without any further obligation to the Executive.

(d)

All inventions, discoveries, formulae, processes, designs, trade secrets and other useful technical information, data and know-how made, discovered or developed by the

Executive (either individually or in collaboration with others) during the term hereof, in the scope of, or related to, his employment by the Company or AMI (either before or after the Closing), are hereby granted and assigned by the Executive to the Company, including any letters patent which have been or may hereafter be issued therefor, whether the Executive now owns such rights or hereafter acquires them.

(e)

The Executive agrees to disclose promptly all works, inventions, and other intellectual properties referred to in Paragraphs 6(b), (c) or (d) above to the Company and will, at no charge to the Company, execute, acknowledge and deliver all applications, renewals and further documents and provide such additional assistance as the Company may deem necessary or desirable to evidence the Company's title in such intellectual properties.

(f)

Paragraphs 6(b), (c), (d) and (e) shall not apply to inventions, discoveries, concepts or ideas that (i)(A) are developed solely on the Executive's own time and without using the Company's equipment, supplies, facilities or trade secret information, unless (B)  either (x) they relate to the business of the Company or to the Company's development or research, or (y) they result from work performed by the Executive for or on behalf of the Company, or (ii) involve the field of alternate energy.

(g)

For purposes of clarity, the parties acknowledge and agree that the provisions of this paragraph 6 do not apply to rights under the two liquid cooling provisional patents  held by the Executive, which the Executive shall retain, subject to the exclusive license previously granted by the Executive to AMI, for which there will be a One Dollar ($1.00) per year royalty. 7.  TERMINATION.

(a)

The Employment Period shall terminate upon the earliest of the following dates or events:

(i)

The date of the death of the Executive;

(ii)

In the event the Executive shall be unable, by reason of physical or mental disability, to perform his duties hereunder for a continuous period (vacations excepted) of three (3) months and the Company shall elect to terminate his employment hereunder for such cause (to the extent such election is permitted by applicable law);

(iii)

In the event that the Company shall elect to terminate his employment for "Cause" (as defined in Paragraph 7(b)), specifying the cause, on not less than three (3) business days’ written notice to the Executive;

(iv)

 In the event the Executive shall elect to terminate his employment other than for “Good Reason” (as defined in Paragraph 7(c)), on ninety (90) days' written notice to the Company;

(v)

 In the event the Executive shall elect to terminate his employment for “Good Reason” (as defined in Paragraph 7(c)), on three (3) business days' written notice to the Company; and

(vi)

The third (3rd) or fourth (4th) anniversary of the Closing, as applicable under paragraph 2 above.

(b)

For purposes of this Agreement, the term "Cause" shall mean the Executive's: (i) material failure or refusal to perform his duties under this Agreement which remains uncured for thirty (30) days after notice from the Company thereof; (ii) willful misconduct or gross negligence in the performance of his duties hereunder which, unless the same is not able to be cured, remains uncured for thirty (30) days after notice from the Company thereof; (iv) dishonesty which is materially injurious to the Company; (v) non-appealable conviction of a felony; or (vi) non-appealable conviction of any other illegal act which is materially injurious to the business or reputation of the Company.

(c)

For purposes of this Agreement, the term “Good Reason” shall mean: (i) the Company’s failure or refusal to perform its material obligations under this Agreement or under the Award Agreement, which remains uncured for thirty (30) days after notice from the Executive thereof; (ii) failure of the Executive to be elected or appointed to any of the positions referred to in paragraph 1(a) hereof; (iii) the Company’s relocation of its principal place of business or executive office to a location outside of the greater Boston, Massachusetts area; (iv) any material diminution in the authority, rights or position of the Executive; or (v) the imposition by the Company or AMI of any requirement that the Executive report to anyone other than the Board of Directors of the Company or AMI.

(d)

The provisions of Articles 6 and 9 hereof shall survive the expiration or termination for any reason of this Agreement or the Employment Period.

8.

CONSEQUENCES OF TERMINATION.

Upon the termination of the Employment Period pursuant to paragraph 7 (a) (i) – (vi)  above, the Executive shall not be entitled to receive any further compensation, bonus or benefits from the Company, except for payment of his salary through the date of termination, his unreimbursed expenses, his unused accrued vacation, the bonus payable to him pursuant to paragraph 3(b) above or such other bonus arrangement as is in effect for the year in question (prorated for partial years) and such amounts as are required by applicable law or the terms of the Award Agreement or a benefit plan maintained by the Company, provided that (x) in the event that the Employment Period shall terminate pursuant to paragraph 7(a)(v) above, such termination shall be without prejudice to the Executive’s rights and remedies in respect of the event or events constituting Good Reason, and (y) in the event that the Employment Period shall terminate pursuant to paragraph 7(a) (iv) above, the Executive shall surrender an amount equal to one-half (1/2) (by number of shares) of the then vested, unexercised options that were issued to him pursuant to the Award Agreement.

9.

NON-SOLICITATION .

(a)

During the employment of the Executive the Executive shall not solicit any then-current  employees of the Company or AMI to leave the employment of the Company or AMI, either directly or through a company or person with whom the Executive is affiliated. For a period of six (6) months following the termination of the Executive's employment, however caused, the Executive shall not solicit any then-current employees of the Company or AMI to leave the employment of the Company or AMI, either directly or through a company or person with whom the Executive is affiliated.

(b)

During the employment of the Executive, the Executive shall not directly or indirectly make known to any person, firm or corporation the names or addresses of any of the Company's customers or any other information pertaining to them.  For a period of six (6) months following termination of the Executive's employment, however caused, the Executive shall not directly or indirectly call on or solicit, or attempt to call on or solicit, for the purpose of offering similar products or services, any customers or any business of any of the customers of the Company or AMI, either for the benefit of the Executive or for any other person, firm or corporation.

10.

GENERAL.

(a)

This Agreement, including this provision against oral modifications, may not be modified, waived, changed, extended or discharged orally, but only by an instrument in writing signed by the party against whom enforcement of any modification, waiver, change, extension or discharge is sought.

(b)

This Agreement may not be assigned by either party without the prior written consent of the other party.  Any purported assignment of this Agreement not in compliance with the terms of this Paragraph 10(b) shall be null and void.

(c)

Any notice to be given by the Company hereunder shall be sent by certified or registered mail addressed to the Executive at his address above written, and any notice to be given by the Executive hereunder shall be sent by certified or registered mail addressed to __________, Attention:  _______.  Any party may change the address to which notices are to be sent by giving written notice of such change of address to the other, in the manner above provided for giving notice.  No notice given hereunder shall be deemed to have been given unless actually received by the party to whom it is addressed, provided that a certified or registered mail receipt shall be conclusive evidence of receipt thereof.

(d)

This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, as if wholly performed therein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ANGSTROM TECHNOLOGIES CORP.

By:  _____________________________

An Authorized Signatory

_________________________________

LALIT JAIN

SCHEDULE 12

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

2008 Incentive Stock Option Plan

ANGSTROM TECHNOLOGIES CORP. 2008 STOCK  INCENTIVE PLAN

1.

Purposes of the Plan.  The purposes of this Angstrom Technologies Corp. 2008 Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the success of the Company's business.  Awards granted under the Plan may be Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Performance Units, Performance Shares or Stock Appreciation Rights.

2.

Definitions.  As used herein, the following definitions shall apply:

(a)

“Administrator” means the Board or any Committee or person as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)

“Applicable Law” means the legal requirements relating to the administration of the Plan under applicable federal, state, local and foreign corporate, tax and securities laws, and the rules and requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted.

(c)

“Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Performance Share granted under the Plan.

(d)

“Award Agreement” means a written agreement by which an Award is evidenced.

(e)

“Board” means the Board of Directors of the Company.

(f)

“Change in Control” means the happening of any of the following:

(i)

When any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities; or

(ii)

The occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

(g)

“Change in Control Price” means, as determined by the Board,

(i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the “60-Day Period”), or

(ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or

(iii) some lower price as the Board, in its sole and absolute discretion, determines to be a reasonable estimate of the fair market value of a Share.

(h)

“Code” means the Internal Revenue Code of 1986, as amended.

(i)

“Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(j)

“Common Stock” means the Common Stock, $.001 value, of Angstrom Technologies Corp.

(k)

“Company” means Angstrom Technologies Corp., a Nevada corporation.

(l)

“Consultant” means any person, including an advisor or broker, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, including without limitation non-Employee Directors who are paid only a director's fee by the Company or who are compensated by the Company for their services as non-Employee Directors. In addition, as used herein, “consulting relationship” shall be deemed to include service by a non-Employee Director as such.

(m)

“Continuous Status as an Employee or Consultant” means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary.  Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Board, an Officer, or a person designated in writing by the Board or an Officer as authorized to approve a leave of absence, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute, or (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary or successor of the Company; or (iii) a change in the status of the Grantee from Employee to Consultant or from Consultant to Employee.

(n)

“Covered Stock” means the Common Stock subject to an Award.

(o)

“Date of Grant” means the date on which the Administrator makes the determination granting the Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the Date of Grant.

(p)

“Date of Termination” means the date on which a Grantee’s Continuous Status as an Employee or Consultant terminates.

(q)

“Director” means a member of the Board.

(r)

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(s)

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute “employment” by the Company.

(t)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)

If the Common Stock is then listed on a national securities exchange, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock as quoted on such exchange on the day of determination, or, if there was no sale of Shares of Common Stock on such date, for the last preceding date on which there was a sale of Shares of Common Stock on such exchange, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)

If the Common Stock is not then listed on a national securities exchange but is then traded on an over-the-counter market, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, or, if there was not bid and asked quotation on such date, for the last preceding date on which there was a bid and asked quotation for the Common Stock in such market, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)

In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator, in accordance with Section 409A of the Code.

(v)

“Grantee” means an individual who has been granted an Award.

(w)

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x)

“Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and that such holder either (i) has held for at least six months or (ii) has purchased on the open market.

(y)

“Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(z)

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)

“Option” means a stock option granted under the Plan.

(bb)

“Parent” means a corporation, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company holds at least 50 percent of the voting shares of one of the other corporations in such chain.

(cc)

“Performance Period” means the time period during which the performance goals established by the Administrator with respect to a Performance Unit or Performance Share, pursuant to Section 9 of the Plan, must be met.

(dd)

“Performance Share” has the meaning set forth in Section 9 of the Plan.

(ee)

“Performance Unit” has the meaning set forth in Section 9 of the Plan.

(ff)

“Plan” means this Angstrom Technologies Corp. 2008 Stock Incentive Plan, as it may be amended from time to time.

(gg)

“Restricted Stock Award” means Shares that are awarded to a Grantee pursuant to Section 8 of the Plan.

(hh)

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii)

“Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(jj)

“Stock Appreciation Right” or “SAR” has the meaning set forth in Section 7 of the Plan.

(kk)

“Subsidiary” means a corporation, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.

Stock Subject to the Plan.  Subject to the provisions of Section 11 of the Plan and except as otherwise provided in this Section 3, the maximum aggregate number of Shares that may be subject to Awards under the Plan since the Plan became effective is 10,000,000 Shares, provided, however, that not more than 1,200,000 Shares may be subject to Awards that are Incentive Stock Options.  The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full the remaining Shares that were subject to the Award shall become available for future Awards under the Plan (unless the Plan has terminated).

4.

Administration of the Plan.

(a)

Procedure.

(i)

Multiple Administrative Bodies.  The Plan may be administered by different bodies with respect to different groups of Employees and Consultants.  Except as provided below, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board and constituted to satisfy Applicable Law.

(ii)

Rule 16b-3.  To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)

Section 162(m) of the Code.

To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Section 162(m) of the Code.

(iv)

Authorization of Officers to Grant Options.  In accordance with Applicable Law, the Board may, by a resolution adopted by the Board, authorize one or more Officers to designate Officers and Employees (excluding the Officer so authorized) to be Grantees of Options and determine the number of Options to be granted to such Officers and Employees; provided, however, that the resolution adopted by the Board so authorizing such Officer or Officers shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such Officer or Officers may so grant.

(b)

Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee or an Officer, subject to the specific duties delegated by the Board to such Committee or Committee, the Administrator shall have the authority, in its sole and absolute discretion:

(i)

to determine the Fair Market Value of the Common Stock, in accordance with Section 2(u) of the Plan;

(ii)

to select the Consultants and Employees to whom Awards will be granted under the Plan;

(iii)

to determine whether, when, to what extent and in what types and amounts Awards are granted under the Plan;

(iv)

to determine the number of shares of Common Stock to be covered by each Award granted under the Plan;

(v)

to determine the forms of Award Agreements, which need not be the same for each grant or for each Grantee, for use under the Plan;

(vi)

to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan.  Such terms and conditions, which need not be the same for each grant or for each Grantee, include, but are not limited to, the exercise price, the time or times when Options and SARs may be exercised (which may be based on performance criteria), the extent to which vesting is suspended during a leave of absence, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine;

(vii)

to construe and interpret the terms of the Plan and Awards;

(viii)

to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limiting the generality of the foregoing, rules and regulations relating to the operation and administration of the Plan to accommodate the specific requirements of local and foreign laws and procedures;

(ix)

to modify or amend each Award (subject to Section 13 of the Plan);

(x)

to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)

to determine the terms and restrictions applicable to Awards;

(xii)

to make such adjustments or modifications to Awards granted to Grantees who are Employees of foreign Subsidiaries as are advisable to fulfill the purposes of the Plan or to comply with Applicable Law;

(xiii)

to delegate its duties and responsibilities under the Plan with respect to sub-plans applicable to foreign Subsidiaries, except its duties and responsibilities with respect to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act; and

(xiv)

to make all other determinations deemed necessary or advisable for administering the Plan.

(c)

Effect of Administrator's Decision.  The Administrator's decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of Awards.

5.

Eligibility and General Conditions of Awards.

(a)

Eligibility.  Awards other than Incentive Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Award may be granted additional Awards.

(b)

Maximum Term.  Subject to the following provision, the term during which an Award may be outstanding shall not extend more than ten years after the Date of Grant, and shall be subject to earlier termination as specified elsewhere in the Plan or Award Agreement.

(c)

Award Agreement.  To the extent not set forth in the Plan, the terms and conditions of each Award, which need not be the same for each grant or for each Grantee, shall be set forth in an Award Agreement.

(d)

Termination of Employment or Consulting Relationship.  In the event that a Grantee's Continuous Status as an Employee or Consultant terminates (other than upon the Grantee's death or Disability), then, unless otherwise provided by the Award Agreement, and subject to Section 11 of the Plan:

(i)

the Grantee may exercise his or her unexercised Option or SAR, but only within such period of time as is determined by the Administrator, and only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement).  In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed three months from the Date of Termination) when the Option is granted.  If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan.  If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified by the Administrator, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan;

(ii)

the Grantee’s Restricted Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

(iii)

the Grantee’s Restricted Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Restricted Stock Awards;

(iv)

any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

(e)

Disability of Grantee.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates as a result of the Grantee's Disability, then, unless otherwise provided by the Award Agreement:

(i)

the Grantee may exercise his or her unexercised Option or SAR at any time within 12 months from the Date of Termination, but only to the extent that the Grantee was entitled to exercise the Option or SAR at the Date of Termination (but in no event later than the expiration of the term of the Option or SAR as set forth in the Award Agreement).  If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan.  If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

(ii)

the Grantee’s Restricted Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

(iii)

the Grantee’s Restricted Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Restricted Stock Awards;

(iv)

any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

(f)

Death of Grantee.  In the event of the death of an Grantee, then, unless otherwise provided by the Award Agreement,

(i)

the Grantee’s unexercised Option or SAR may be exercised at any time within 12 months following the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement), by the Grantee's estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent that the Grantee was entitled to exercise the Option or SAR at the date of death.  If, at the time of death, the Grantee was not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall immediately revert to the Plan.  If, after death, the Grantee's estate or a person who acquired the right to exercise the Option or SAR by bequest or inheritance does not exercise the Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

(ii)

the Grantee’s Restricted Stock Awards, to the extent forfeitable immediately before the date of death, shall thereupon automatically be forfeited;

(iii)

the Grantee’s Restricted Stock Awards that were not forfeitable immediately before the date of death shall promptly be settled by delivery to the Grantee’s estate or a person who acquired the right to hold the Stock Grant by bequest or inheritance, of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Restricted Stock Awards;

(iv)

any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of death shall terminate immediately upon the date of death.

(g)

Nontransferability of Awards.

(i)

Except as provided in Section 5(g)(iii) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

(ii)

Except as provided in Section 5(g)(iii) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock Awards, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(iii)

To the extent and in the manner permitted by Applicable Law, and to the extent and in the manner permitted by the Administrator, and subject to such terms and conditions as may be prescribed by the Administrator, a Grantee may transfer an Award to:

(A)

a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee (including adoptive relationships);

(B)

any person sharing the employee’s household (other than a tenant or employee);

(C)

a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

(D)

a foundation in which persons described in (A) or (B) or the Grantee control the management of assets; or

(E)

any other entity in which the persons described in (A) or (B) or the Grantee own more than 50 percent of the voting interests;

provided such transfer is not for value.  The following shall not be considered transfers for value:  a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Grantee, in exchange for an interest in such entity.

6.

Stock Options.

(a)

Limitations.

(i)

Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option.  Any Option designated as an Incentive Stock Option:

(A)

shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at the Date of Grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under the Plan and any other employee stock option plan of the Company or any Parent or Subsidiary (“Other Plans”)), determined in accordance with the provisions of Section 422 of the Code, that exceeds $100,000 (the “$100,000 Limit”);

(B)

shall, if the aggregate Fair Market Value of Shares (determined on the Date of Grant) with respect to the portion of such grant that is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be exercisable as follows:

(1)

The portion of the Current Grant that would, when added to any Prior Grants, be exercisable with respect to Shares that would have an aggregate Fair Market Value (determined as of the respective Date of Grant for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

(2)

If, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(a)(i)(B) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant.

(ii)

No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 4,000,000 Shares. The limitation described in this Section 6(a)(ii) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 11 of the Plan.  If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11 of the Plan), the canceled Option will be counted against the limitation described in this Section 6(a)(ii).

(b)

Term of Option.  The term of each Option shall be stated in the Award Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement.  Moreover, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)

Option Exercise Price and Consideration.

(i)

Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and, except as otherwise provided in this Section 6(c)(i), shall be no less than 100 percent of the Fair Market Value per Share on the Date of Grant.

(A)

In the case of an Incentive Stock Option granted to an Employee who on the Date of Grant owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the Date of Grant.

(B)

Any Option that is (1) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (3) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Administrator determines to be necessary to achieve such preservation of economic value and comply with the requirements of Sections 409A and 424 of the Code and the Regulations thereunder.

(C)

Any Option that is granted to a Grantee not previously employed by the Company, or a Parent or Subsidiary, as a material inducement to the Grantee’s commencing employment with the Company may be granted with such exercise price as the Administrator determines to be necessary to provide such material inducement, subject to the requirements of Section 409A of the Code.

(D)

Any Option that is granted to a Grantee with provisions in the Award Agreement which comply with the requirements of Section 409A of the Code, may be granted at a price less than Fair Market Value, as the Administrator determines.

(E)

Any Option that is granted to a Grantee that is an independent contractor which is exempt from the requirements of Section 409A of the Code, may be granted at a price less than Fair Market Value, as the Administrator determines.

(d)

Waiting Period and Exercise Dates.  At the time an Option is granted, the

Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.  An Option shall be exercisable only to the extent that it is vested according to the terms of the Award Agreement.

(e)

Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant.  The acceptable form of consideration may consist of any combination of cash, personal check, wire transfer or, subject to the approval of the Administrator:

(i)

pursuant to rules and procedures approved by the Administrator, promissory note;

(ii)

Mature Shares;

(iii)

pursuant to procedures approved by the Committee, (A) through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Grantee by reason of such exercise, or (B) through simultaneous sale through a broker of Shares acquired upon exercise; or

(iv)

such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law.

(f)

Exercise of Option.

(i)

Procedure for Exercise; Rights as a Shareholder.

(A)

Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.

(B)

An Option may not be exercised for a fraction of a Share.

(C)

An Option shall be deemed exercised when the Company receives:

(1) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and

(2) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.

(3) Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse.  Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

(4)

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

7.

Stock Appreciation Rights.

(a)

Grant of SARs.  Subject to the terms and conditions of the Plan, the Administrator may grant SARs in tandem with an Option or alone and unrelated to an Option.  Tandem SARs shall expire no later than the expiration of the underlying Option.

(b)

Exercise of SARs.  SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares over which the SAR is to be exercised.  Tandem SARs may be exercised:

(i)

with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;

(ii)

only with respect to the Shares for which its related Option is then exercisable; and

(iii)

only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.

The value of the payment with respect to the tandem SAR may be no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.

(c)

Payment of SAR Benefit.  Upon exercise of a SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)

the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by

(ii)

the number of Shares with respect to which the SAR is exercised;

provided, that the Administrator may provide in the Award Agreement that the benefit payable on exercise of a SAR shall not exceed such percentage of the Fair Market Value of a Share on the Date of Grant, or any other limitation, as the Administrator shall specify.  As determined by the Administrator, the payment upon exercise of a SAR may be in cash, in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment, or in some combination thereof, as set forth in the Award Agreement.

(d)

No Employee shall be granted, in any fiscal year, SARs with respect to more than 1,000,000 Shares. The limitation described in this Section 7(d) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 11 of the Plan.  If a SAR is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11 of the Plan), the canceled SAR will be counted against the limitation described in this Section 7(d).

8.

Restricted Stock Awards.  Subject to the terms of the Plan, the Administrator may grant Restricted Stock Awards to any Employee or Consultant, in such amount and upon such terms and conditions as shall be determined by the Administrator.

(a)

Administrator Action.

  The Administrator acting in its sole and absolute discretion shall have the right to grant Restricted Stock to Employees and Consultants under the Plan from time to time.  Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Grantee’s interest in the related Stock will be forfeited.  The Administrator may make grants of Performance-Based Restricted Stock and grants of Restricted Stock that is not Performance-Based Restricted Stock.

(b)

Performance-Based Restricted Stock.

(i)

Effective Date.  A grant of Performance-Based Restricted Stock shall be effective as of the date the Administrator certifies that the applicable conditions described in Section 8(b)(iii) of the Plan have been timely satisfied.

(ii)

Share Limitation.  No more than 1,000,000 shares of Performance-Based Restricted Stock may be granted to an Employee or Consultant in any calendar year.

(iii)

Grant Conditions.  The Administrator, acting in its sole and absolute discretion, may select from time to time Employees and Consultants to receive grants of Performance-Based Restricted Stock in such amounts as the Administrator may, in its sole and absolute discretion, determine, subject to any limitations provided in the Plan.  The Administrator shall make each grant subject to the attainment of certain performance targets. The Administrator shall determine the performance targets which will be applied with respect to each grant of Performance-Based Restricted Stock at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance targets relate.  The performance criteria applicable to Performance-Based Restricted Stock grants will be one or more of the following criteria: (i) Common Stock price; (ii) average annual growth in earnings per share; (iii) increase in shareholder value; (iv) earnings per share; (v) net income; (vi) return on assets; (vii) return on shareholders’ equity; (viii) increase in cash flow; (ix) operating profit or operating margins; (x) revenue growth of the Company; and (xi) operating expenses.  The related Restricted Stock Agreement shall set forth the applicable performance criteria and the deadline for satisfying the performance criteria.

(iv)

Forfeiture Conditions.  The Administrator may make each Performance-Based Restricted Stock grant (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Administrator acting in its sole and absolute discretion deems appropriate under the circumstances for Employees or Consultants generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition.  A Grantee’s nonforfeitable interest in the Shares related to a Performance-Based Restricted Stock grant shall depend on the extent to which each such condition is timely satisfied.  A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(b)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(c)

Restricted Stock Other Than Performance-Based Restricted Stock.

(i)

Effective Date.  A Restricted Stock grant which is not a grant of Performance-Based Restricted Stock shall be effective (a) as of the date set by the Administrator when the grant is made or, if the grant is made subject to one, or more than one, condition, (b) as of the date the Administrator determines that such conditions have been timely satisfied.

(ii)

Grant Conditions.  The Administrator acting in its sole and absolute discretion may make the grant of Restricted Stock which is not Performance-Based Restricted Stock to a Grantee subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Administrator deems appropriate under the circumstances for Employees or Consultants generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition.

(iii)

Forfeiture Conditions.  The Administrator may make each grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Administrator acting in its sole and absolute discretion deems appropriate under the circumstances for Employees or Consultants generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition.  A Grantee’s nonforfeitable interest in the Shares related to a grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock shall depend on the extent to which each such condition is timely satisfied.  A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(c)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(d)

Dividends and Voting Rights.  Each Restricted Stock Agreement shall state whether the Grantee shall have a right to receive any cash dividends which are paid with respect to his or her Restricted Stock after the date his or her Restricted Stock grant has become effective and before the first day that the Grantee’s interest in such stock is forfeited completely or becomes completely nonforfeitable.  If a Restricted Stock Agreement provides that a Grantee has no right to receive a cash dividend when paid, such agreement shall set forth the conditions, if any, under which the Grantee will be eligible to receive one, or more than one, payment in the future to compensate the Grantee for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid.  If a Restricted Stock Agreement calls for any such payments to be made, the Company shall make such payments from the Company’s general assets, and the Grantee shall be no more than a general and unsecured creditor of the Company with respect to such payments.  If a stock dividend is declared on such a Share after the grant is effective but before the Grantee’s interest in such Stock has been forfeited or has become nonforfeitable, such stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Grantee’s interest in such stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Share with respect to which the stock dividend was paid is forfeited or becomes nonforfeitable.  If a dividend is paid other than in cash or stock, the disposition of such dividend shall be made in accordance with such rules as the Administrator shall adopt with respect to each such dividend.  A Grantee shall have the right to vote the Shares related to his or her Restricted Stock grant after the grant is effective with respect to such Shares but before his or her interest in such Shares has been forfeited or has become nonforfeitable.

(e)

Satisfaction of Forfeiture Conditions.  A Share shall cease to be Restricted Stock at such time as a Grantee’s interest in such Share becomes nonforfeitable under the Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8(b) or Section 8(c) and shall be transferred to the Grantee.

9.

Performance Units and Performance Shares.

(a)

Grant of Performance Units and Performance Shares.  Subject to the terms of the Plan, the Administrator may grant Performance Units or Performance Shares to any Employee or Consultant in such amounts and upon such terms as the Administrator shall determine.

(b)

Value/Performance Goals.  Each Performance Unit shall have an initial value that is established by the Administrator on the Date of Grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant.  The Administrator shall set performance goals that, depending upon the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(c)

Payment of Performance Units and Performance Shares.

(i)

Subject to the terms of the Plan, after the applicable Performance

Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, determined as a function of the extent to which the corresponding performance goals have been achieved.

(ii)

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Administrator determines appropriate, the Administrator may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

(d)

Form and Timing of Payment of Performance Units and Performance Shares.  Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period.  The Administrator may pay earned Performance Units or Performance Shares in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period.  Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator.  The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

10.

Tax Withholding.  The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state, local or foreign government.  Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state, local and foreign withholding tax requirements prior to the delivery of any certificate or certificates for such shares.  A Grantee may pay the withholding tax in cash, or, if the applicable Award Agreement provides, a Grantee may elect to have the number of Shares he is to receive reduced by the smallest number of whole Shares that, when multiplied by the Fair Market Value of the Shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state, local and foreign, if any, withholding taxes arising from exercise or payment of a grant under the Plan (a “Withholding Election”).  A Grantee may make a Withholding Election only if the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Administrator.  The Administrator may in its sole and absolute discretion disapprove and give no effect to the Withholding Election.

11.

Adjustments Upon Changes in Capitalization or Change of Control.

(a)

Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Covered Shares, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Covered Stock, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Covered Stock.

(b)

Change in Control.  In the event of a Change in Control, then the following provisions shall apply:

(i)

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, to the extent that an Award is outstanding, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole and absolute discretion in such instances, declare that any Option or SAR shall terminate as of a date fixed by the Board and give each Grantee the right to exercise his or her Option or SAR as to all or any part of the Covered Stock, including Shares as to which the Option or SAR would not otherwise be exercisable.

(ii)

Merger or Asset Sale. Except as otherwise determined by the Board, in its sole and absolute discretion, prior to the occurrence of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in the event of such a merger or sale each outstanding Option or SAR shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or a Parent or Subsidiary of the successor corporation does not agree to assume the Option or SAR or to substitute an equivalent option or right, the Board may, in the exercise of its sole and absolute discretion and in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise the Option or SAR as to all or a portion of the Covered Stock, including Shares as to which it would not otherwise be exercisable. If the Board makes an Option or SAR exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Grantee that the Option or SAR shall be fully exercisable for a period of 15 days from the date of such notice, and the Option or SAR will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Covered Stock subject to the Option or SAR immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

(iii)

Except as otherwise determined by the Board, in its sole and absolute discretion, prior to the occurrence of a Change in Control other than the dissolution or liquidation of the Company, a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, in the event of such a Change in Control, all outstanding Options and SARs, to the extent they are exercisable and vested, shall be terminated in exchange for a cash payment equal to the Change in Control Price (reduced by the exercise price applicable to such Options or SARs). These cash proceeds shall be paid to the Grantee or, in the event of death of a Grantee prior to payment, to the estate of the Grantee or to a person who acquired the right to exercise the Option or SAR by bequest or inheritance.

12.

Term of Plan.  The Plan shall become effective upon its approval by the shareholders of the Company within 12 months after the earlier of the date of its adoption by the Board or the date of its approval by the shareholders. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.  The Plan shall continue in effect until the tenth anniversary of adoption of the Plan by the Board, unless terminated earlier under Section 13 of the Plan.

13.

Amendment and Termination of the Plan.

(a)

Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)

Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted).  Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c)

Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14.

Conditions Upon Issuance of Shares.

(a)

Legal Compliance.  Shares shall not be issued pursuant to an Award unless the exercise, if applicable, of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)

Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

15.

Liability of Company.

(a)

Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b)

Grants Exceeding Allotted Shares.  If the Covered Stock covered by an Award exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Covered Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 of the Plan.

16.

Reservation of Shares.  The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.

Rights of Employees and Consultants.  Neither the Plan nor any Award shall confer upon a Grantee any right with respect to continuing the Grantee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Grantee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

18.

Sub-plans for Foreign Subsidiaries.  The Board may adopt sub-plans applicable to particular foreign Subsidiaries.  All Awards granted under such sub-plans shall be treated as grants under the Plan.  The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

19.

Construction.

  The Plan shall be construed under the laws of the State of Delaware, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

SCHEDULE 13

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

Patents

Title of Invention:	Country:	Status:	Application No./Patent No.
Memory and Chipset Cooling Device	US	Provisional Patent Granted	60/910,463
Cooling Computer by Solid Heat Transfer	US	Provisional Patent Granted	60/910,463

SCHEDULE 14

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

Pending or Threatened Litigation, Claims and Assessments

1.

ATP Electronics v. Angstrom Microsystems, Inc., Suffolk Superior Court C.A. No. 07-04426 (filed 10/10/07).  This is a civil suit against the company and its CEO.  The suit seeks repayment of $348,150 in unpaid invoices.

2.

Wintec Industries, Inc. v. Angstrom Microsystems, Inc. and Lalit Jain, Santa Clara County, Calif. Superior Court, Case No. 106-CV-064421

Wintec Industries, Inc. v. Angstrom Microsystems, Inc. and Lalit Jain , Suffolk Superior Court, C.A. No. 07-04855 (filed 11/5/07)

Wintec is secured by UCC-1 financing statements on all assets of the company in a first, secured position. The amount of Wintec’s judgment is $308,002.73 exclusive of interest.

3.

Apacer Memory Systems, Inc. v. Angstrom Microsystems, Inc.,  Suffolk Superior Court, C. A. No. 06-05398 (filed 12/27/06).  This is a collection suit.  The plaintiff is seeking $287,528.00 for unpaid invoices.

4.

Avnet, Inc. Microsystems, Inc., Suffolk Superior Court C. A. No. 07-3523-F

(filed 8/10/07).  This is a collection suit.  The plaintiff is seeking $870, 751.10 in unpaid invoices.  Although Avnet filed UCC-1 financing statements on all assets of the company, but are subordinate toWintec.

5.

Xyratex Technology Ltd. v. Angstrom Microsystems, Inc., Suffolk Superior Court, C.A. No. 06-4938-F (filed 11/29/06).  This is a default judgment against AMI in the amount of  $33,489.44  exclusive of interest and costs.

6.

Cooljag U.S.A. v. Angstrom Microsystems, Inc., Boston Municipal Court, docket number 07-01-CV -002041.  This is a default judgment against AMI in the amount of $14,997.74, exclusive of interest and costs.

7.

Tester v. Angstrom Microsystems, Inc., San Diego County, Calif. Superior Court, Case No. 07-2007-00054558.  This is a default judgment against AMI  in San Diego County, Calif. Superior Court in the amount of  $17,100  exclusive of interest and costs.

8.

Zip Ship, Inc. v. Angstrom Microsystems, Inc.

This is a consent judgment against the company in the amount of $8,106.66 arising from unpaid invoices.

9.

Integrated Dynamic Metals Corporation and J & J Machine Company, LLC v. Angstrom Microsystems, Inc. and Lalit Jain., Boston Municipal Court, C.A. No. 08 01 CV 000958.  The suit is an action for goods and labor sold and delivered. The plaintiffs are demanding judgment in the total amount of $16,678.02.

10.

Mercury Business Services, Inc. v. Angstrom Microsystems, Inc., Boston Municipal Court, C.A. No. 08 01 CV 001241.  The suit is an action for goods and labor sold and delivered. The plaintiff is demanding judgment in the total amount of $4,684.74.

11.

Decisione Corporation v. Angstrom Microsystems, Inc., Boston Municipal Court, C.A. No. 07 01 CV 6414.  The suit is an action for goods and labor sold and delivered. The plaintiff is demanding judgment in the total amount of $6,770.54.

12.

Mike OConnell d/b/a K2 Logistics v. Angstrom Microsystems, Inc. and Lalit Jain, Boston Municipal Court, C.A. No. 08 05 SC 169.  The plaintiff seeks compensation for the provision of transportation services for under $2,000.

Unasserted Claims and Assessments

Flextronics

Flextronics, through counsel, made a written demand for payment in the amount of $28,375.00 for unpaid invoices.

University of Utah

University of Utah, through its general counsel, made written demand on Angstrom claiming that on or about October 18, 2006, Angstrom received an erroneous double payment from the University in the amount of $14,100.00.

AirTrans Logistics, Inc.

This vendor made demand on Angstrom for goods sold and delivered in the amount of $11,127.25.  Accordingly, by letter dated March 12, 2008, this vendor made demand on Angstrom for $10,627.25, and has threatened the institution of suit.

SCHEDULE 15

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

TABLE OF CONTENTS

Page

1.

Definitions.

1

2.

Registration Rights.

3

2.1.

Request for Registration.

3

2.2.

Company Registration.

5

2.3.

Obligations of the Company.

5

2.4.

Furnish Information.

7

2.5.

Expenses of Demand Registration.

6

2.6.

Expenses of Company Registration.

6

2.7.

Underwriting Requirements.

7

2.8.

Delay of Registration.

7

2.9.

Indemnification.

7

2.10.

Reports Under Exchange Act.

9

2.11.

Form S-3 Registration.

10

2.12.

Assignment of Registration Rights.

11

2.13.

Limitations on Subsequent Registration Rights.

11

2.14.

Termination of Registration Rights.

12

3.

Miscellaneous.

12

3.1.

Transfer, Successors and Assigns.

12

3.2.

Governing Law.

12

3.3.

Counterparts.

12

3.4.

Titles and Subtitles.

12

3.5.

Notices.

12

3.6.

Costs and Enforcement.

13

3.7.

Amendments and Waivers.

13

3.8.

Severability.

13

3.9.

Aggregation of Stock.

13

3.10.

Entire Agreement.

13

3.12.

Transfers of Rights.

13

3.13.

Delays or Omissions.

14

Schedule A

-

Schedule of Holders

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April __, 2008, by and among Angstrom Technologies Corp., a Nevada corporation, with headquarters located at 25 Drydock Avenue, 7th Floor, Boston, MA 02210 (the “Company”), and the undersigned buyers (each, a “Holder,” and collectively, the “Holders”).

WHEREAS:

A.

In connection with the Agreement and Plan of Merger dated as of March 27, 2008 by and among Angstrom Technologies, Inc., a Delaware corporation (“AMI”), the Company and Angstrom Acquisition Corp., a Delaware corporation (the “Merger Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Merger Agreement, to issue and sell to each Buyer shares of the Company’s common stock (the “Common Stock”).

B.

In accordance with the terms of the Merger Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

DEFINITIONS.

For purposes of this Agreement:

The term “Affiliate” shall mean with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a “Person”), any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation any general partner, officer or director of such Person and any venture capital fund now or hereafter existing which is controlled by or under common control with one or more general partners or shares the same management company with such Person.

The term “Closing Date” shall have the meaning set forth in the Merger Agreement.

The term “Common Stock” shall mean shares of the Company’s common stock, par value $0.001 per share.

The term “Effective Date” shall have the meaning set forth in Section 2.1(a).

The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

The term “GAAP” shall mean generally accepted accounting principles.

The Term “Immediate Family Member” shall mean a child , stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a person referred to herein.

The term “Initiating Holders” means, collectively, any Holders who properly initiate a registration request under this Agreement.

The term “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

The term “Registrable Securities” means (i) the Common Stock and (ii) any shares of capital stock of the Company issued or issuable in respect of the Common Stock as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

The term “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

The term “SEC” means the Securities and Exchange Commission.

The term “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

The term “SEC Rule 144(k)” means Rule 144(k) promulgated by the SEC under the Securities Act.

The term “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

The term “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

The term “Violation” means losses, claims, damages, or liabilities (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations:  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by any other party hereto, of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

REGISTRATION RIGHTS.

The Company covenants and agrees as follows:

Request for Registration.

2

If the Company shall receive at any time after the second anniversary of the Closing Date (the “Effective Date”), a written request from the Holders of fifty-one percent (51%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least one hundred percent (100%) of the Registrable Securities then outstanding, then the Company shall:

within ten (10) days of the receipt thereof, give written notice of such request to all Holders;

as soon as practicable, and in any event within 90 days of the receipt of such request, file a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 2.1(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5; and

use its best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable but in no event later than 120 days after such request.

If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 2.1(a) and the Company shall include such information in the written notice referred to in subsection 2.1(a).  The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders.  In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 2.3(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  Notwithstanding any other provision of this Section 2.1, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1:

In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act;

After the Company has effected two registrations pursuant to this Section 2.1 and such registrations have been declared or ordered effective; or

3

If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.11 below.

Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.1 a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be materially detrimental to the Company and its stockholders for such registration statement to become effective or to remain effective as long as such registration statement would otherwise be required to remain effective because such action (x) would materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company, (y) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) would render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such one hundred twenty (120) day period other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered).

A registration statement shall not be counted until such time as such registration statement has been declared effective by the SEC (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Holders after the date on which such registration was requested) and elect not to pay the registration expenses therefor pursuant to Section 2.5).  A registration statement shall not be counted if, as a result of an exercise of the underwriter's cut-back provisions, fewer than 50% of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

Company Registration.

If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration.  Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 2.7, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior

4

to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.  The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.6 hereof.

Obligations of the Company.

  Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible,

prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120-day period shall be extended for up to 30 days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

cause all such Registrable Securities registered pursuant to this Agreement hereunder to be listed on a national securities exchange or trading system and each securities exchange and trading system on which similar securities issued by the Company are then listed;

provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

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(i)

use its reasonable best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date on which such Registrable Securities are sold to the underwriter, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a “comfort” letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

Furnish Information.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

Expenses of Demand Registration.

All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2.1, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements, not to exceed $15,000, of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.1; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company that was not known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.1.

Expenses of Company Registration.

The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2.2 hereof for each Holder (which right may be assigned as provided in Section 2.12 hereof), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements, not to exceed $15,000, of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

Underwriting Requirements.

In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.  If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering

6

exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their reasonable discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company determine in their sole discretion will not jeopardize the success of the offering.  In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded.  In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders.  Notwithstanding the foregoing, in no event shall notwithstanding (i) above, any Registrable Securities described in Section 1.11(i) be excluded from such underwriting unless all Registrable Securities described in Section 1.11(ii) are first excluded from such offering.  For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a Holder of Registrable Securities and which is an investment fund, partnership, limited liability company or corporation, the partners, members, retired partners, retired members, stockholders and Affiliates of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder”, and any pro-rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling Holder,” as defined in this sentence.

Delay of Registration.

No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

Indemnification.

In the event any Registrable Securities are included in a registration statement under this Section 2:

To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Violation and the Company will pay to each such Holder, underwriter, controlling person or other aforementioned person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.

To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder

7

selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this subsection 2.9(b) exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.

Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.

In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.9, then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided however, that, in any such case, (I) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (II) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; provided

8

further, that in no event shall a Holder’s liability pursuant to this Section 2.9(d), when combined with the amounts paid or payable by such holder pursuant to Section 2.9(b), exceed the proceeds from the offering (net of any underwriting discounts or commissions) received by such Holder, except in the case of willful fraud by such Holder.

Unless otherwise superceded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise and shall survive the termination of this Agreement.

Reports Under Exchange Act.

With a view to making available to the Holders the benefits of Sec Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

Form S-3 Registration.

In case the Company shall receive from Holders of at least 51% of all Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.11: (1) if Form S-3 is not then available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities

9

and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $3million; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 365 days after receipt of the request of the Holder or Holders under this Section 2.11; provided, however, that the Company shall not utilize this right more than once in any twelve month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such 365 day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered); (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 2.11; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (6) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 2.2 hereof.

Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.  All expenses incurred in connection with a registration requested pursuant to Section 2.11, including (without limitation) all registration, filing, qualification, printer’s and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders, not to exceed $15,000, and counsel for the Company, but excluding any underwriters’ discounts or commissions associated with Registrable Securities, shall be borne by the Company.  Registrations effected pursuant to this Section 2.11 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.1.

If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 2.11 and the Company shall include such information in the written notice referred to in Section 2.11(a).  The provisions of Section 2.1(b) shall be applicable to such request (with the substitution of Section 2.11 for references to Section 2.1).

Assignment of Registration Rights.

  The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, Affiliate, parent, partner, member, limited partner, retired partner, retired member or stockholder of a Holder, or (ii) is a Holder’s family member or trust for the benefit of an individual Holder, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2.14 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.  For the purposes of determining the number of shares of Registrable Securities held by a transferee or

10

assignee, the holdings of transferee or assignee (i) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder; (ii) that is an Affiliate of the Holder, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company, (iii) who is a Holder’s Immediate Family Member, or (iv) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member, shall be aggregated together and with those of the assigning Holder; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 2.

Limitations on Subsequent Registration Rights.

From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of any securities held by such holder or prospective holder.

Termination of Registration Rights.

No Holder shall be entitled to exercise any right provided for in this Section 2 after two (2) years following the consummation of the Effective Date.

MISCELLANEOUS.

Transfers, Successors and Assigns.

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Governing Law.

This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to its principles of conflicts of laws.

Counterparts.

  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Titles and Subtitles.

  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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Notices.

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given:  (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their address as set forth on the signature page or Schedule A hereto, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 3.5.

3.6

Costs of Enforcement.  If any Party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing Party shall pay all costs and expenses incurred by the prevailing Party, including, without limitation, all reasonable attorneys’ fees.

3.7

Amendments and Waivers.

Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Holder without the written consent of such Holder, unless such amendment, termination or waiver applies to all Holders in the same fashion.  The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver.  Any amendment, termination or waiver effected in accordance with this Section 3.7 shall be binding on all parties hereto, even if they do not execute such consent.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.]

3.8

Severability.

  The invalidity of unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

3.9

Aggregation of Stock.

  All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.10

Entire Agreement.

This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

3.11

Transfers of Rights.  Each Holder hereto hereby agrees that it will not, and may, not assign any of its rights and obligations hereunder, unless such rights and obligations are

12

assigned by such Holder to (a) any person or entity to which Registrable Securities are transferred by such Holder, or (b) to any Affiliate of such Holder, and, in each case, such transferee shall be deemed an "Holder" for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement.

3.12

Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ANGSTROM TECHNOLOGIES CORP.

By:
Name:	Title
Title:
Address:

INVESTOR:

By:
Name:	Title
Title:
Address:

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SCHEDULE A

Holders

[Stockholder Name

Address

Fax Number]

[Stockholder Name

Address

Fax Number]

[Stockholder Name

Address

Fax Number]

[Stockholder Name

Address

Fax Number]

# 8180493

SCHEDULE 16

TO THE AGREEMENT AND PLAN OF MERGER DATED MARCH 27, 2008 AMONG ATC, AMI AND ATC SUB

Lock-Up Agreement

16

LOCKUP AGREEMENT

THIS LOCKUP AGREEMENT (the "Agreement") is entered into as of this __ day of ___________, 2008 (the "Effective Date," and each anniversary of the Effective Date, an "Anniversary Date") by and between each shareholder listed on Exhibit A (the "Shareholder") and Angstrom Technologies Corp., a Nevada corporation (the "Company").

WHEREAS, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company, Angstrom Microsystems, Inc. and Angstrom Acquisition Corp. (the “Merger”), dated as of the date hereof, each Shareholder acquired shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), all of which shares of Common Stock shall be subject to this Agreement (such shares of Common Stock are hereinafter referred to as the "Restricted Shares"); and

WHEREAS, it was a condition precedent to the consummation of the Merger that the Shareholder agree to refrain from selling the Restricted Shares until the occurrence of certain events and/or the passage of certain dates (all as provided in this Agreement);

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Lockup of Shares.

The Shareholder hereby agrees that he will not, except as provided herein, prior to the second Anniversary Date, sell (including without limitation in a short sale), transfer, assign or dispose of (by gift or otherwise) (collectively, "Transfer"), other than Permitted Transfers, any of the Restricted Shares (the "Transfer Restriction").  Notwithstanding the foregoing, the Restricted Shares shall cease to be subject to the Transfer Restriction in accordance with the following provision:

(i)

Death or Incapacity.  Upon the death or incapacity of the Shareholder, all of the Restricted Shares shall immediately cease to be subject to the Transfer Restriction.

2.

Permitted Transfers to Trusts.  Notwithstanding the Transfer Restriction, Transfers of Restricted Shares shall be permitted to any member or members of the Shareholders immediate family, including the spouse, sibling, child, step child, grandchild and/or parent of the Shareholder and/or the spouse of any such person, and any corporation or company under the control of the Shareholder (holding at least one hundred (100%) percent or its issued capital stock and/or a trust or family limited partnership for the benefit of such person or persons (each a "Section 2 Transferee") at any time; provided, however, that (x) Restricted Shares transferred pursuant to this Section 2 shall remain Restricted Shares subject to the Transfer Restriction, except as provided in Section 1 and (y) no transfer under this Section 2 shall be permitted or be recorded in the records of the Company, unless and until the transferee of such Restricted Shares agrees by notice in writing to the Company to be bound by the terms of this Agreement.

3.

Registration Rights.  Provided that the Shareholder timely provides the necessary information regarding the Shareholder for inclusion in the Registration Statement to be filed by the Company pursuant to the Securities Act of 1933, as amended, with respect to, the Restricted

17

Shares, the Company shall include the Restricted Shares on such Registration Statement; to the extent that the Company is not subject to restrictions imposed by the SEC as to the number of shares of Common Stock registerable thereon.  If the Company us subject to such restrictions then the Shareholder shall have the right to demand that a registration statement be filed in respect thereof.  The existence of an effective registration statement in respect of the shares shall in no way shorten the periods during which sales are not permitted pursuant to this Agreement.

4.

Third Party Beneficiaries.  The Shareholder acknowledges and agrees that pursuant to that certain Merger Agreement, it’s accepting to be bound by the terms and conditions of this Agreement is a condition precedent to the issuance to it of the Restricted Shares.  Consequently, the Company agrees that it will not amend this Agreement without the written consent of the holders of a majority of the Common Stock of the Company.  Except as set forth above, this Agreement is solely for the benefit of the Company and the Shareholder, and nothing contained in any agreement shall be deemed to confer upon anyone other than the holders of Common Stock and the Company and Shareholder any right to insist upon or to enforce the performance or observance of any of the obligations contained herein.

5.

Governing Law/Venue.  This Agreement shall be governed by applicable U.S. federal securities laws and the internal laws of the State of Delaware (without regard to any conflict of law provisions).  The sole and exclusive venue for any legal proceeding involving this Agreement shall be the courts located in the State of New York.

6.

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.

Amendments and Waivers.  This Agreement may only be amended with the written consent of the Company and the Shareholder.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ANGSTROM TECHNOLOGIES CORP.

By:_____________________________

Print Name:______________________

Print Title:_______________________

Duly authorized

SHAREHOLDER

_______________________________

Name:

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